SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Earliest Event Reported: June 8, 1999



                           HALLWOOD ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                     0-9579                        84-1489099
--------------------------------------------------------------------------------
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


4610 South Ulster Street, Suite 200
Denver, Colorado                                                  80237
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (303) 850-7373


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ITEM 5.           OTHER EVENTS
                  ------------

         On June 8, 1999, Hallwood Energy Corporation announced that it completed its previously announced consolidation, pursuant to which Hallwood Energy Partners, L.P. and Hallwood Consolidated Resources Corporation have been consolidated and the energy interests of The Hallwood Group Incorporated have been acquired. The consolidation creates an exploration and production company with estimated pro forma 1998 year-end reserves of approximately 213 billion cubic feet of natural gas equivalent (bcfe). Combined pro forma production for the first quarter of 1999 is estimated to be approximately 8.0 bcfe, 75% of which is natural gas. After completing the transaction, Hallwood Energy Corporation has, at December 31, 1998, on a pro forma basis, total assets of approximately $205,000,000, subject to total debt of approximately $98,000,000. The transaction will be accounted for using the purchase method. Anthony J. Gumbiner will be Chairman and Chief Executive Officer and William L. Guzzetti will be President and Chief Operating Officer of Hallwood Energy Corporation. Hallwood Energy Corporation's principal objectives are to explore for, develop, acquire and produce oil and gas properties. Hallwood Energy Corporation is based in Denver, Colorado with properties primarily located in South Louisiana, the San Juan Basin in New Mexico and Colorado, West Texas and the Rocky Mountain Region.

         A copy of the Press Release, dated June 8, 1999, issued by Hallwood Energy Corporation relating to the consolidation is attached as Exhibit 4 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  1. Merger and Asset Contribution Agreement, dated as of December 15, 1998, by and among Hallwood Energy Corporation, HEC Acquisition Corp., HEC Acquisition Partnership, Hallwood Energy Partners, L.P., Hallwood Consolidated Resources Corporation, HCRC Acquisition Corp., and HEPGP Ltd.

                  2. First Amendment to Merger and Asset Contribution Agreement, dated as of December 15, 1998, by and among Hallwood Energy Corporation, HEC Acquisition
                           Corp., HEC Acquisition Partnership, Hallwood Energy Partners, L.P., Hallwood Consolidated Resources Corporation, HCRC Acquisition Corp., and HEPGP Ltd.

                  3. Second Amendment to Merger and Asset Contribution Agreement, dated as of December 15, 1998, by and among Hallwood Energy Corporation, HEC Acquisition
                           Corp., HEC Acquisition Partnership, Hallwood Energy Partners, L.P., Hallwood Consolidated Resources Corporation, HCRC Acquisition Corp., and HEPGP Ltd.

                  4. Press Release, dated June 8, 1999, relating to transactions between Hallwood Energy Corporation, HEC Acquisition Corp., HEC Acquisition Partnership, L.P., Hallwood Energy Partners, L.P., Hallwood


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



                           Consolidated Resources Corporation, HCRC Acquisition Corp., and HEPGP Ltd.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 8, 1999


                                                  HALLWOOD ENERGY CORPORATION


                                                  By:  /s/ Cathleen M. Osborn
                                                       -------------------------
                                                       Name:  Cathleen M. Osborn
                                                       Title: Vice President


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
                                                                       Exhibit 1








                                     MERGER
                        AND ASSET CONTRIBUTION AGREEMENT
                                  By and Among
                          HALLWOOD ENERGY CORPORATION,
                                       and
                        HEC ACQUISITION PARTNERSHIP, L.P.
                             HEC ACQUISITION CORP.,
                         HALLWOOD ENERGY PARTNERS, L.P.
                                       and
                             HCRC ACQUISITION CORP.,
                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION
                                       and
                                   HEPGP LTD.
                          Dated as of December 15, 1998


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


                                TABLE OF CONTENTS
                                                                                                               Page

ARTICLE I - The Transactions; Closing; Effective Time.............................................................3
         1.1      The Transactions................................................................................3
         1.2      Closings........................................................................................3
         1.3      Effective Time..................................................................................3

ARTICLE II - The Surviving Entities...............................................................................4
         2.1      The Surviving Partnership.......................................................................4
         2.2      The Surviving Corporation.......................................................................4

ARTICLE III - Conversion or Cancellation of Units in the HEP Merger...............................................4
         3.1      Conversion or Cancellation of Units.............................................................4
         3.2      HEP General Partnership Interest................................................................5
         3.3      HEP Options.....................................................................................5
         3.4      Acquisition Partnership Interests...............................................................5
         3.5      Exchange Agency; Surrender of Certificates......................................................5
         3.6      Transfer of Units After the Effective Time......................................................7

ARTICLE IV - Conversion or Cancellation of Shares in the HCRC Merger..............................................7
         4.1      Conversion or Cancellation of Shares............................................................7
         4.2      HCRC Stock......................................................................................8
         4.3      HCRC Options and Warrants.......................................................................8
         4.4      Exchange Agency; Surrender of Certificates......................................................8
         4.5      Transfer of Shares After the Effective Time....................................................10

ARTICLE V - Contribution of Assets...............................................................................10
         5.1      Contribution Consideration.....................................................................10

ARTICLE VI - Representations and Warranties......................................................................10
         6.1      Representations and Warranties of HEP..........................................................10
         6.2      Representations and Warranties of HCRC.........................................................16
         6.3      Representations and Warranties of HEPGP........................................................21
         6.4      Representations and Warranties of Hallwood Energy, HEC Acquisition
                  Partnership and HEC Acquisition Corp...........................................................26
         6.5      Representations and Warranties of Hallwood Energy and HCRC
                  Acquisition Corp. .............................................................................29
         6.6      Representations and Warranties of Hallwood Energy..............................................32

ARTICLE VII - Covenants..........................................................................................34
         7.1      Conduct of HEP's, HCRC's, Hallwood Energy's and HEPGP's
                  Business Pending Transactions..................................................................34
         7.2      Other Actions..................................................................................36
         7.3      Preparation of the Registration Statement and the Proxy Statement;
                  HEP Unitholders Meeting; HCRC Stockholders Meeting.............................................36
         7.4      Access to Information; Confidentiality.........................................................38
         7.5      Comfort Letters.  .............................................................................38
         7.6      Consents; Notifications; Other Actions.........................................................39
         7.7      Tax Treatment..................................................................................39
         7.8      Public Announcements...........................................................................39
         7.9      Listing........................................................................................40
         7.10     Affiliates; Etc................................................................................40
         7.11     Filings; Other Action..........................................................................40
         7.12     Indemnification; Directors' and Officers Insurance.............................................40


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



         7.13     Other Agreements...............................................................................42

ARTICLE VIII - Conditions........................................................................................43
         8.1      Conditions to Obligations of Parties...........................................................43
         8.2      Conditions to Obligations of Hallwood Energy...................................................44
         8.3      Conditions To Obligations of HEP...............................................................45
         8.4      Conditions To Obligations of HCRC..............................................................46
         8.5      Conditions To Obligations of HEPGP.............................................................46

ARTICLE IX - Termination.........................................................................................47
         9.1      Termination by Mutual Consent..................................................................47
         9.2      Termination by Either Hallwood Energy, HEC Acquisition Partnership,
                  HEC Acquisition Corp, HEP, HCRC Acquisition Corp., HCRC or HEPGP...............................47
         9.3      Termination by Hallwood Energy, HEC Acquisition Partnership,
                  HEC Acquisition Corp. or HCRC Acquisition Corp.................................................48
         9.4      Termination by HEP, HCRC or HEPGP..............................................................48
         9.5      Termination by HEP or HCRC.....................................................................48
         9.6      Effect of Termination and Abandonment..........................................................49
         9.7      Extension of Time..............................................................................49

ARTICLE X - Miscellaneous and General............................................................................50
         10.1     Payment of Expenses............................................................................50
         10.2     Nonsurvival of Representations and Warranties..................................................50
         10.3     Modification or Amendment......................................................................50
         10.4     Waiver of Conditions...........................................................................50
         10.5     Actions by Directors...........................................................................50
         10.6     Counterparts...................................................................................50
         10.7     GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL..................................................51
         10.8     Notices........................................................................................51
         10.9     Entire Agreement...............................................................................53
         10.10    Obligations of Hallwood Energy, HEC Acquisition Partnership, HEC
                  Acquisition Corp., HCRC Acquisition Corp. or HEP, HCRC and HEPGP...............................53
         10.11    Severability...................................................................................53
         10.12    Interpretation.................................................................................54
         10.13    Assignment.....................................................................................54
         10.14    Definition of "Subsidiary" and "Person"........................................................54



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



                                     MERGER
                        AND ASSET CONTRIBUTION AGREEMENT

         THIS MERGER AND ASSET CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 15, 1998, is between Hallwood Energy Corporation, a Delaware corporation ("Hallwood Energy"), HEC Acquisition Partnership, L.P., a Delaware limited partnership ("HEC Acquisition Partnership"), HEC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HEC Acquisition Corp."), in its capacity as general partner of HEC Acquisition
Partnership, Hallwood Energy Partners, L.P., a Delaware limited partnership ("HEP"), HCRC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HCRC Acquisition Corp."), Hallwood Consolidated Resources Corporation, a Delaware corporation ("HCRC"), and HEPGP Ltd., a Colorado limited partnership ("HEPGP"). Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC Acquisition Corp., HCRC and HEPGP are referred to collectively as the "Constituent Entities."

                                    RECITALS

         WHEREAS, the Boards of Directors of each of the Constituent Entities have determined that a consolidation of the businesses of HEP, HCRC, and the energy interests of The Hallwood Group Incorporated would be beneficial to the unitholders and shareholders of each of the Constituent Entities;

         WHEREAS, based upon such determination, each of the Constituent Entities have entered into this Agreement to effectuate the consolidation;

         WHEREAS, Hallwood Energy has been formed to be the entity resulting from the consolidation;

         WHEREAS, the consolidation, as more fully described below, will be effected by (1) merging HEP with HEC Acquisition Partnership (with HEP as the surviving entity), (2) merging HCRC with HCRC Acquisition Corp. (with HCRC as the surviving entity), and (3) the contribution by The Hallwood Group Incorporated, through HEPGP, of its energy related interests to Hallwood Energy;

         WHEREAS, upon completion of the consolidation (1) HEP will be a wholly-owned subsidiary of Hallwood Energy, (2) HCRC will be a wholly owned subsidiary of Hallwood Energy, and (3) the energy interests of The Hallwood Group Incorporated will be owned by Hallwood Energy;

         WHEREAS, in connection with the consolidation, the currently outstanding equity securities of HCRC and HEP will be canceled and the former equity security holders of HCRC and HEP (other than equity securities of HCRC held by HEP, or a Subsidiary of HEP, and equity securities of HEP held by HCRC, or a Subsidiary of HCRC) will receive equity securities of Hallwood Energy;

         WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), HEC Acquisition Partnership will merge (the "HEP Merger") with and into HEP, with HEP as the surviving partnership (the "Surviving Partnership"), with HEC Acquisition Corp. as the Surviving Partnership's general partner, and with Hallwood Energy and Hallwood Consolidated Partners, L.P. as the Surviving Partnership's limited partners;

         WHEREAS, the Boards of Directors of Hallwood Energy, HEC Acquisition Corp. and Hallwood G.P., Inc., a Delaware corporation ("Hallwood G.P."), the general partner of HEPGP, which is the general partner of HEP, have determined that the HEP Merger is advisable and is fair to, and in the best interests of, their respective stockholders, partners and unitholders, as the case may be; have approved and adopted this Agreement and the transactions contemplated hereby; and have recommended approval and adoption of this Agreement by their respective stockholders, partners and unitholders;

         WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law ("DGCL"), HCRC Acquisition Corp. will merge (the "HCRC Merger" and,


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



with the HEP Merger, sometimes referred to herein as the "Mergers") with and into HCRC, with HCRC as the surviving corporation (the "Surviving Corporation");

         WHEREAS, the Boards of Directors of Hallwood Energy, HCRC Acquisition Corp. and HCRC have determined that the HCRC Merger is advisable and is fair to, and in the best interests of, their respective stockholders; have approved and adopted this Agreement and the transactions contemplated hereby; and have recommended approval and adoption of this Agreement by their respective stockholders;

         WHEREAS, upon the terms and subject to the conditions of this Agreement, HEPGP will contribute certain oil and gas related assets (the "Asset Contribution" and, with the Mergers, sometimes referred to herein as the "Transactions") to Hallwood Energy and Hallwood Energy, in turn, will contribute those same assets to HEPGP Acquisition Corp., a Delaware corporation and wholly-owned Subsidiary of Hallwood Energy ("HEPGP Acquisition Corp.");

         WHEREAS, the Boards of Directors of Hallwood Energy and Hallwood G.P., which is the general partner of HEPGP, have determined that the Asset Contribution is advisable and is fair to, and in the best interests of, their respective stockholders and partners; and have approved and adopted this Agreement and the transactions contemplated hereby;

         WHEREAS, for federal income tax purposes, it is intended that the Mergers and the Asset Contribution will qualify as tax-free transactions under the provisions of the United States Internal Revenue Code of 1986, as amended (the "Code"), and it is also intended that the Mergers and the Asset Contribution will be accounted for as a purchase by HEP of the assets of HCRC and HEPGP; and

         WHEREAS, Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC Acquisition Corp., HCRC and HEPGP desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

         NOW,  THEREFORE,   in  consideration  of  the  premises,   and  of  the
representations, warranties, covenants and agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                    The Transactions; Closing; Effective Time

         1.1      The Transactions.
                  ----------------

                  (a) HEP Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3) HEC Acquisition Partnership shall be merged with and into HEP and the separate existence of HEC Acquisition Partnership shall thereupon cease. HEP shall be the Surviving Partnership in the HEP Merger and shall continue to be governed by the laws of the State of Delaware, and the separate existence of HEP with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the HEP Merger. The HEP Merger shall have the effects specified in DRULPA.

                  (b) HCRC Merger. Subject to the terms and conditions of this Agreement, at the Effective Time HCRC Acquisition Corp. shall be merged with and into HCRC and the separate existence of HCRC Acquisition Corp. shall thereupon cease. HCRC shall be the Surviving Corporation in the HCRC Merger and shall continue to be governed by the laws of the State of Delaware, and the separate existence of HCRC with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the HCRC Merger. The HCRC Merger shall have the effects specified in DGCL.

                  (c) Asset Contribution. Subject to the terms and conditions of this Agreement, immediately prior to the Effective Time, HEPGP shall contribute those certain oil and gas related assets and assign those certain liabilities set forth on Schedule 1.1(c) attached hereto (the "Contributed Assets") to Hallwood Energy and Hallwood Energy in turn, will contribute and assign the Contributed Assets to HEPGP Acquisition Corp.

         1.2 Closings. The closings (the "Closings") of the Transactions shall take place (a) at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas at 10:00 a.m. on the first business day on which the last to be fulfilled or waived of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closings, but subject to the fulfillment or waiver of those conditions) shall be fulfilled or waived in accordance with this Agreement or (b) at such other place and time and/or on such other date as HEP, HCRC, HEPGP and Hallwood Energy may agree.

         1.3 Effective Time. As soon as practicable following the Closings, and provided that this Agreement has not been terminated or abandoned pursuant to
Article IX hereof, (a) each of HEP and HEC Acquisition Corp., on behalf of HEC Acquisition Partnership, will cause a Certificate of Merger (the "HEP Certificate of Merger") to be executed and filed with the Secretary of State of Delaware as provided in Section 211 of DRULPA, (b) each of HCRC and HCRC Acquisition Corp. will cause a Certificate of Merger (the "HCRC Certificate of Merger") to be executed and filed with the Secretary of State of Delaware as provided in Section 251 of the DGCL and (c) HEPGP will execute and deliver those items necessary to transfer, convey and assign the Contributed Assets. The Transactions shall become effective on the date on which (x) each Certificate of Merger has been duly filed with the Secretary of State of Delaware and (y) all of those items required to be delivered to consummate the Asset Contribution have been delivered, and such time is hereinafter referred to as the "Effective Time."

                                   ARTICLE II

                             The Surviving Entities

         2.1      The Surviving Partnership.
                  -------------------------

                  (a) The Agreement of Limited Partnership of HEC Acquisition Partnership (the "Partnership Agreement") in effect at the Effective Time shall be the Partnership Agreement of the Surviving Partnership, until duly amended in accordance with the terms thereof and DRULPA.

                  (b) The general partner of HEC Acquisition Partnership, HEC Acquisition Corp., will be the general partner of the Surviving Partnership.

         2.2      The Surviving Corporation.
                  -------------------------

                  (a) The Certificate of Incorporation of HCRC (the "Certificate") in effect at the Effective Time and the Bylaws of HCRC (the "Bylaws") in effect at the Effective Time shall be the Certificate and Bylaws, respectively, of the Surviving Corporation, until duly amended in accordance with the terms thereof and DGCL.

                  (b) The directors and officers of HCRC at the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate and Bylaws.

                                   ARTICLE III

              Conversion or Cancellation of Units in the HEP Merger

         3.1 Conversion or Cancellation of Units. At the Effective Time, each Class A and Class B Unit (other than those held by HCRC, or a Subsidiary of HCRC, a "Common Unit") of HEP issued and outstanding immediately prior to the Effective Time shall, by virtue of the HEP Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.7417 of one (the "HEP Common Conversion Ratio") fully paid and nonassessable share of common stock, par value $.01 per share, of Hallwood Energy (the "Hallwood Energy Common Stock"). Each Class C Unit (other than those held by HCRC, or a Subsidiary of HCRC, a "Class C Unit") of HEP issued and outstanding immediately prior to the Effective Time shall, by virtue of the HEP Merger and without any action on the part of the holder thereof, be converted into the right to receive


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



one (the "HEP Class C Conversion Ratio") fully paid and nonassessable share of Series A Preferred Stock, par value $0.01 per share, of Hallwood Energy (the "Hallwood Energy Preferred Stock"). The Hallwood Energy Common Stock and the Hallwood Energy Preferred Stock are collectively referred to in this Agreement as the "Hallwood Energy Stock" and the Hallwood Energy Stock to be received by holders of Common Units and Class C Units at the Effective Time is referred to in this Agreement as the "HEP Merger Consideration." At the Effective Time, all Common Units and Class C Units (collectively, the "Units"), by virtue of the HEP Merger and without any action on the part of the holders thereof (other than the Class A Units and Class C Units held by HCRC or a Subsidiary of HCRC), shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder (other than HCRC or a Subsidiary of HCRC) of a certificate representing any such Units (the "Converted Common Units" or the "Converted Class C Units," as applicable, and collectively, the "Converted Units") shall thereafter cease to have any rights with respect to the Converted Units, except the right to receive the HEP Merger Consideration for such Converted Units upon the surrender of such certificate in accordance with
Section 3.5. After the Effective Time, all Class A Units and Class C Units held by HCRC or a Subsidiary of HCRC, shall continue to represent limited partner interests in the Surviving Partnership.

         3.2 HEP General Partnership Interest. At the Effective Time, by virtue of the HEP Merger and without any action on the part of the holder thereof, the general partnership interest in HEP shall be canceled in consideration of the mutual covenants contained in this Agreement.

         3.3 HEP Options. All options outstanding at the Effective Time to purchase Common Units shall, by virtue of the HEP Merger and without any action on the part of the holder of the option, be converted into options to purchase Hallwood Energy Common Stock at the HEP Common Conversion Ratio. All options outstanding at the Effective Time to purchase Class C Units shall, by virtue of the HEP Merger and without any action on the part of the holder of the option, be converted into options to purchase Hallwood Energy Preferred Stock at the HEP Class C Conversion Ratio.

         3.4 Acquisition Partnership Interests. The general partner interest in HEC Acquisition Partnership outstanding immediately prior to the HEP Merger shall remain outstanding after the HEP Merger and shall represent the general partner interest in the Surviving Partnership.

         3.5      Exchange Agency; Surrender of Certificates.
                  ------------------------------------------

                  (a) HEP Exchange Fund. At or prior to the Effective Time, Hallwood Energy shall deposit, or cause to be deposited, with an agent designated by Hallwood Energy (the "Exchange Agent"), for the benefit of the holders of Converted Units, for exchange in accordance with this Article III, through the Exchange Agent, (i) certificates evidencing a number of shares of Hallwood Energy Common Stock equal to the product of the HEP Common Conversion Ratio multiplied by the number of Converted Common Units issued and outstanding, and (ii) certificates evidencing a number of shares of Hallwood Energy Preferred Stock equal to the product of the HEP Class C Conversion Ratio multiplied by the number of Converted Class C Units issued and outstanding. The certificates deposited with the Exchange Agent in accordance with this Section 3.5(a) are referred to as the "HEP Exchange Fund." The Exchange Agent shall, pursuant to irrevocable instructions, deliver Hallwood Energy Common Stock and/or Hallwood Energy Preferred Stock, in exchange for surrendered certificates pursuant to the terms of this Agreement out of the HEP Exchange Fund.

                  (b) Exchange Procedures. As soon as practicable after the Effective Time, Hallwood Energy shall cause the Exchange Agent to send to each record holder of Units at the Effective Time (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing Units (the "Unit Certificates") shall pass, only upon delivery of the Unit Certificates to the Exchange Agent and shall be in such form and contain such other provisions as Hallwood Energy and HEP shall reasonably determine), and (ii) instructions for use in effecting the surrender of the Unit Certificates in exchange for certificates representing shares of Hallwood Energy Stock into which the Units represented by such Unit Certificate or Unit Certificates shall have been converted pursuant to this Agreement. Upon surrender of a Unit Certificate for cancellation to the Exchange Agent, together with the letter of transmittal, duly executed, the holder of such Unit Certificate shall be entitled to receive in exchange therefor, a certificate representing that number of whole shares of Hallwood Energy Stock that such holder has the right to receive pursuant to the provisions of this


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



Article III and the Unit Certificate so surrendered shall be canceled. In the event of a transfer of ownership of Units that are not registered in the transfer records of HEP, a certificate evidencing the proper number of shares of Hallwood Energy Stock may be issued to the transferee if the Unit Certificate evidencing the Units shall be surrendered to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable transfer taxes have been paid. Until surrendered for exchange in accordance with the provisions of Section 3.5 of this Agreement, each Unit Certificate previously representing Converted Units shall from and after the Effective Time represent for all purposes only the right to receive the applicable HEP Merger Consideration as set forth in this Agreement. If any holder of Converted Units shall be unable to surrender such holder's Unit Certificates because such Unit Certificates have been lost or destroyed, such holder may deliver in lieu thereof an affidavit and indemnity bond in form and substance and with surety reasonably satisfactory to Hallwood Energy. No interest shall be paid on any HEP Merger Consideration payable to former holders of Converted Units.

                  (c) Distributions with Respect to Hallwood Energy Stock. No dividends or other distributions declared or made after the Effective Time with respect to Hallwood Energy Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Unit Certificate previously representing Units, and no HEP Merger Consideration shall be paid to any such holder until the holder of such Unit Certificate shall surrender such Unit Certificate previously representing Units. Subject to applicable laws, following surrender of any such Unit Certificate, there shall be paid to the holder of the certificates evidencing whole shares of Hallwood Energy Stock issued in exchange therefor, without interest, (i) promptly following the surrender of such Unit Certificate, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Hallwood Energy Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time, but prior to surrender, and a payment date occurring after surrender, payable with respect to such whole shares of Hallwood Energy Stock.

                  (d) No Fractional Shares. No certificates or scrip evidencing fractional shares of Hallwood Energy Stock shall be issued upon the surrender for exchange of Unit Certificates, and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of Hallwood Energy. In lieu of fractional shares, each holder of a Unit Certificate previously evidencing Units, upon surrender of such Unit Certificate for exchange pursuant to this Article III, shall receive a number of shares of Hallwood Energy Common Stock rounded to the nearest whole share of Hallwood Energy Common Stock, with half shares being rounded up to the nearest whole share of Hallwood Energy Common Stock.

                  (e) Termination of HEP Exchange Fund. Any portion of the HEP Exchange Fund that remains unclaimed by the former holders of Converted Units 180 days after the Closing Date shall be delivered to Hallwood Energy, upon demand, and any former holders of Converted Units who have not complied with this Article III shall thereafter look only to Hallwood Energy for the HEP Merger Consideration and dividends or distributions to which they are entitled, without any interest thereon. Neither Hallwood Energy nor HEP shall be liable to any former holder of Converted Units for any HEP Merger Consideration (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

                  (f) Withholding. Hallwood Energy (or any affiliate thereof) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Converted Units such amounts as Hallwood Energy (or any affiliate thereof) is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or foreign tax law and Hallwood Energy agrees to remit to the proper taxing authority such amounts so withheld. To the extent that amounts are so withheld by Hallwood Energy, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Converted Units in respect of which such deduction and withholding was made by Hallwood Energy.

         3.6 Transfer of Units After the Effective Time. At the Effective Time, the transfer books of HEP shall be closed and there shall be no further registration of transfers of Units thereafter on the records of HEP. If, after the Effective Time, Unit Certificates are presented to the Surviving Partnership, they shall be canceled and exchanged for the HEP Merger Consideration, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this
Article III.

                                   ARTICLE IV

             Conversion or Cancellation of Shares in the HCRC Merger

         4.1 Conversion or Cancellation of Shares. At the Effective Time, each share of common stock of HCRC, par value $.01 per share (other than those held by HEP, or a Subsidiary of HEP, the "HCRC Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the HCRC Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.5918 (the "HCRC Conversion Ratio") fully paid and nonassessable shares of Hallwood Energy Common Stock. The Hallwood Energy Common Stock to be received by holders of HCRC Common Stock at the Effective Time is referred to in this Agreement as the "HCRC Merger Consideration." At the Effective Time, all shares of HCRC Common Stock (the "HCRC Shares"), by virtue of the HCRC Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder (other than HEP or a Subsidiary of HEP) of a certificate representing any such HCRC Shares (the "Converted Shares") shall thereafter cease to have any rights with respect to the Converted Shares, except the right to receive the HCRC Merger Consideration for such Converted Shares upon the surrender of such certificate in accordance with Section 4.3. At the Effective Time, all of the HCRC Common Stock held by HEP or a Subsidiary of HEP, by virtue of the HCRC Merger and without any action on the part of HEP or a Subsidiary of HEP, shall no longer be outstanding and shall be canceled and retired and cease to exist.

         4.2 HCRC Stock. Each share of common stock, par value $0.01 per share, of HCRC Acquisition Corp. issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall thereafter represent one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and shall not be converted or affected by virtue of the HCRC Merger.

         4.3 HCRC Options and Warrants. All options and warrants outstanding at the Effective Time to purchase HCRC Common Stock shall, by virtue of the HCRC Merger and without any action on the part of the holder of the option or warrant, be converted into options or warrants to purchase Hallwood Energy Common Stock at the HCRC Conversion Ratio.

         4.4      Exchange Agency; Surrender of Certificates.
                  ------------------------------------------

                  (a) HCRC Exchange Fund. At or prior to the Effective Time, Hallwood Energy shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of Converted Shares, for exchange in accordance with this Article IV, through the Exchange Agent, certificates evidencing a number of shares of Hallwood Energy Common Stock equal to the product of the HCRC Conversion Ratio multiplied by the number of Converted
Shares issued and outstanding. The certificates deposited with the Exchange Agent in accordance with this Section 4.4(a) are referred to as the "HCRC Exchange Fund." The Exchange Agent shall, pursuant to irrevocable instructions, deliver Hallwood Energy Common Stock, in exchange for surrendered certificates pursuant to the terms of this Agreement out of the HCRC Exchange Fund.

                  (b) Exchange Procedures. As soon as practicable after the Effective Time, Hallwood Energy shall cause the Exchange Agent to send to each record holder of HCRC Shares at the Effective Time (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing HCRC Shares (the "Share Certificates") shall pass, only upon delivery of the Share Certificates to the Exchange Agent and shall be in such form and contain such other provisions as Hallwood Energy and HCRC shall reasonably determine), and (ii) instructions for use in effecting the surrender of the Share Certificates in exchange for certificates representing shares of Hallwood Energy Stock into which the HCRC Shares represented by such Share Certificate or Share Certificates shall have been converted pursuant to this Agreement. Upon surrender of a Share Certificate for cancellation to the Exchange Agent, together with the letter of transmittal, duly executed, the holder of such Share Certificate shall be entitled to receive in exchange therefor, a certificate representing that number of whole shares of Hallwood Energy Stock that such holder has the right to receive pursuant to the provisions of this Article IV, and the Share Certificate so surrendered shall be canceled. In the event of a transfer of ownership of HCRC Shares that is not registered in the transfer records of HCRC, a certificate evidencing the proper number of shares of Hallwood Energy Stock may be issued to the transferee if the Share Certificate evidencing the HCRC Shares shall be surrendered to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable transfer taxes have been paid. Until surrendered for exchange in accordance with the provisions of Section 4.4 of this Agreement, each Share Certificate previously representing Converted Shares shall from and after the Effective Time represent for all purposes only the right to receive the applicable HCRC Merger Consideration as set forth in this Agreement. If any holder of Converted Shares shall be unable to surrender such holder's Share Certificates because such Share Certificates have been lost or destroyed, such holder may deliver in lieu thereof an affidavit and indemnity bond in form and substance and with surety reasonably satisfactory to Hallwood Energy. No interest shall be paid on any HCRC Merger Consideration payable to former holders of Converted Shares.

                  (c) Distributions with Respect to Hallwood Energy Stock. No dividends or other distributions declared or made after the Effective Time with respect to Hallwood Energy Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Share Certificate previously representing HCRC Shares, and no HCRC Merger Consideration shall be paid to any such holder until the holder of such Share Certificate shall surrender such Share Certificate previously representing HCRC Shares. Subject to applicable laws, following surrender of any such Share Certificate, there shall be paid to the holder of the certificates evidencing whole shares of Hallwood Energy Stock issued in exchange therefor, without interest, (i) promptly following the surrender of such Share Certificate, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Hallwood Energy Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time, but prior to surrender, and a payment date occurring after surrender, payable with respect to such whole shares of Hallwood Energy Stock.

                  (d) No Fractional Shares. No certificates or scrip evidencing fractional shares of Hallwood Energy Stock shall be issued upon the surrender for exchange of Share Certificates, and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of Hallwood Energy. In lieu of fractional shares, each holder of a Share Certificate previously evidencing HCRC Shares, upon surrender of such Share Certificate for exchange pursuant to this Article IV, shall receive a number of shares of Hallwood Energy Common Stock rounded to the nearest whole share of Hallwood Energy Common Stock, with half shares being rounded up to the nearest whole share of Hallwood Energy Common Stock.

                  (e) Termination of HCRC Exchange Fund. Any portion of the HCRC Exchange Fund that remains unclaimed by the former holders of Converted Shares 180 days after the Closing Date shall be delivered to Hallwood Energy, upon demand, and any former holders of Converted Shares who have not complied with this Article IV shall thereafter look only to Hallwood Energy for the HCRC Merger Consideration and dividends or distributions to which they are entitled, without any interest thereon. Neither Hallwood Energy nor HCRC shall be liable to any former holder of Converted Shares for any HCRC Merger Consideration (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

                  (f) Withholding. Hallwood Energy (or any affiliate thereof) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Converted Shares such amounts as Hallwood Energy (or any affiliate thereof) is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or foreign tax law and Hallwood Energy agrees to remit to the proper taxing authority such amounts so withheld. To the extent that amounts are so withheld by Hallwood Energy, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Converted Shares in respect of which such deduction and withholding was made by Hallwood Energy.

         4.5 Transfer of Shares After the Effective Time. At the Effective Time, the transfer books of HCRC shall be closed and there shall be no further registration of transfers of shares of HCRC Common Stock thereafter on the records of HCRC. If, after the Effective Time, Share Certificates are presented to the Surviving

Corporation,   they  shall  be  canceled  and  exchanged  for  the  HCRC  Merger
Consideration, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article IV.

                                    ARTICLE V

                             Contribution of Assets

         5.1 Contribution Consideration. In consideration for the contribution of the Contributed Assets, Hallwood Energy shall issue 1,312,411 shares of Hallwood Energy Common Stock to HEPGP.

                                   ARTICLE VI

                         Representations and Warranties

         6.1 Representations and Warranties of HEP. HEP hereby represents and warrants to Hallwood Energy and HCRC that:

                  (a) Organization and Qualification. Each of HEP and its Subsidiaries is a corporation or partnership, as applicable, duly organized, validly existing and in good standing, under the laws of its respective jurisdiction of incorporation or organization and is qualified to do business and in good standing as a foreign corporation or partnership, as applicable, in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for where such failure to so qualify or be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect (as defined below) on HEP. Each of HEP and its Subsidiaries has the requisite corporate power and authority to carry on its respective businesses as they are now being conducted, except where the failure to have such power or authority could not reasonably be expected to have a Material Adverse Effect on HEP. As used in this Agreement, the term "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of an entity and its Subsidiaries, taken as a whole.

                  (b) Authorized Capital. At the date hereof, the total number of authorized Units of HEP consists of 100,000,000 Units of which 10,011,854 Class A Units are issued and outstanding, 143,773 Class B Units are issued and outstanding and 2,464,063 Class C Units are issued and outstanding. At the date hereof there were 415,900 Class A Units and 120,000 Class C Units reserved for issuance pursuant to HEP's Unit option plans. All of the outstanding Units have been duly authorized and are validly issued, fully paid and nonassessable (subject to the obligation of a limited partner to repay the amount of any distribution wrongly received from HEP for a period of three years from the date of the distribution). Except as set forth on Schedule 6.1(b), each of the outstanding shares of capital stock or partnership interests, as applicable, of each of HEP's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned, either directly or indirectly, by HEP free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in the HEP Reports (as defined in Section 6.1(e)) filed with the Securities and Exchange Commission (the "SEC"), there are no Units of HEP authorized, issued or outstanding and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of HEP or any of its Subsidiaries. After the Effective Time, the Surviving Partnership will have no obligation to issue, transfer or sell any Units or units of the Surviving Partnership pursuant to any HEP unit or option plans or any other employee benefit plan of HEP.

                  (c) Authority. HEP has the requisite partnership power and authority and has taken all partnership action necessary to execute and deliver this Agreement and, subject only to approval of this Agreement by the holders of a majority of each class of the outstanding Units, to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of HEP enforceable against HEP in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (d)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)      Other  than  the  filing of a certificate of
merger under DRULPA, filings under the Securities Act of 1933, as amended (the "Act") and filings required to be made pursuant to the Securities and Exchange Act of 1934, as amended (together, the "HEP Regulatory Filings"), no notices, reports or other filings are required to be made by HEP or any of its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by HEP or any of its Subsidiaries from, any governmental, regulatory or administrative authority, agency, tribunal, commission or other entity, domestic, international or foreign (each a "Governmental Entity"), in connection with the execution and delivery of this Agreement by HEP and the consummation by HEP of the transactions contemplated hereby, the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on HEP or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii)     The execution and delivery of this Agreement
by HEP do not, and the consummation by HEP of the transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under the partnership agreement of HEP or the comparable governing instruments of any of its Subsidiaries, (B) except as provided in Schedule 6.1(d), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of HEP's existing employee benefit plans or any grant or award made under any of the foregoing,
(C) except as provided in Schedule 6.1(d), a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of HEP or any of its Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which HEP or any of its Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (C) or (D) above, for those items provided in Schedule 6.1(d) and such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HEP or that could not prevent or materially delay the transactions contemplated by this Agreement. Schedule 6.1(d) sets forth, to the best knowledge of the officers of the general partner of the general partner of HEP, a list of any consents required under any Contracts to be obtained prior to consummation of the transactions contemplated by this Agreement (whether or not subject to the exception set forth with respect to clause (C) above). HEP will use its best efforts to obtain the consents referred to on Schedule 6.1(d).

                  (e) Partnership Reports; Financial Statements. HEP has made available to representatives of Hallwood Energy, HCRC and HEPGP each registration statement, schedule, report, proxy statement or information statement prepared by it since December 31, 1997 and filed with the SEC (the "HEP Audit Date"), including, without limitation, (i) HEP's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) HEP's Quarterly Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, and (iii) the registration statement on Form S-3 (No. 333 - 38973), each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "HEP Reports"). As of their respective dates, the HEP Reports did not, and any HEP Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the HEP Reports (including the related notes and schedules) fairly presents the consolidated financial position of HEP and its Subsidiaries as of its date and each of the consolidated statements of income and of changes in financial position included in or incorporated by reference into the HEP Reports (including any related notes and schedules) fairly presents the results of operations, earnings and changes in financial position, as the case may be, of HEP and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Other than the HEP Reports, HEP has not filed any other reports or statements with the SEC since the HEP Audit Date.

                  (f) Absence of Certain Changes. Except as disclosed in the HEP
Reports filed with the SEC prior to the date hereof, since the HEP Audit Date, HEP and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses and there has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of HEP or any of its Subsidiaries or any development or combination of developments of which HEP or any of its Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the equity interests of HEP, other than in the ordinary course of business consistent with past practice; or (iii) any change by HEP in accounting principles, practices or methods.

                  (g) Compliance with Laws. Since December 31, 1997, the businesses of HEP and its Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation of any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws (as defined herein)), except as disclosed in any of the HEP Reports and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on HEP.

                  (h) Brokers and Finders. Neither HEP nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein, except that Kirkpatrick Energy Associates (the "HEP Financial Advisor") has been employed as financial advisor to the Board of Directors of Hallwood G.P., acting as the general partner of the general partner of HEP, and the arrangements with the HEP Financial Advisor have been disclosed in writing to Hallwood Energy prior to the date hereof.

                  (i) Litigation. As of the date of this Agreement, except as disclosed in any of the HEP Reports, there is no (i) class action litigation pending or, to the best knowledge of HEP, threatened against or affecting HEP or any of its Subsidiaries, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of HEP, threatened against or affecting HEP or any of its Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on HEP or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HEP Merger or any of the other transactions contemplated hereby, or
(iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against HEP or any of its Subsidiaries, which if determined adversely to HEP, is reasonably likely to have a Material Adverse Effect on HEP or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HEP Merger or any of the other transactions contemplated hereby.

                  (j) Permits. HEP and its Subsidiaries have such certificates, permits, licenses, franchises, consents, approvals, orders, authorizations, registrations, qualifications and clearances from appropriate Governmental Entities ("Permits") as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the HEP Reports and as currently owned or leased and conducted, and all such Permits are valid and in full force and effect, except for such Permits the failure of which to have or to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HEP. Neither HEP nor any of its Subsidiaries has received any written notice that any violations are being or have been alleged in respect of any such Permit and no proceeding is pending or, to the best of HEP's knowledge, after due inquiry, threatened, to suspend, revoke or limit any such Permit. To the best of HEP's knowledge, after due inquiry, HEP and its Subsidiaries are in compliance in all material respects with their respective obligations under such Permits, with such exceptions as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on HEP, and no event has occurred that allows, or after notice or lapse of time would allow, revocation, suspension, limitation or termination of such Permits, except such events as could not reasonably be expected to have a Material Adverse Effect on HEP.

                  (k) Fairness Opinion. The Board of Directors of Hallwood G.P. has received an opinion of the HEP Financial Advisor dated the date hereof, to the effect that the HEP Merger is fair, from a financial point of view, to the holders of Class A and Class C Units (other than HCRC and The Hallwood Group Incorporated ("Hallwood Group")).

                  (l) Reserve Report. With respect to the reserve report dated July 1, 1998 (the "HEP Reserve Report"), relating to certain of HEP's oil and gas properties, a copy of which has been delivered to representatives of Hallwood Energy, HCRC and HEPGP (i) the information furnished by HEP to the reserve engineers in connection with the preparation of the HEP Reserve Report was true and correct in all material respects; (ii) the estimates of proved reserves of oil and natural gas set forth in the HEP Reserve Report are reasonable at the date of the HEP Reserve Report in light of the properties involved; (iii) the calculations and other methodology utilized in the preparation of the HEP Reserve Report are consistent with generally accepted standards of petroleum reservoir engineering; (iv) the estimates of proved reserves of oil and natural gas set forth in the HEP Reserve Report are reasonable under the assumptions utilized in the HEP Reserve Report; and (v) the information used in connection with the preparation of the HEP Reserve Report was true and correct in all material respects as of July 1, 1998, and no new information has come to the attention of HEP that would result in a material change to the estimated reserves of HEP as of July 1, 1998. Williamson Petroleum Consultants ("Williamson") which are independent engineering consultants have reviewed properties containing approximately 80% in value of the reserves reported in the HEP Reserve Report (the "HEP Specified Properties"). A copy of Williamson's report regarding their review has been provided to Hallwood Energy.

                  (m) Physical Condition of Facilities. The surface physical facilities on the HEP Specified Properties have been maintained in accordance with normal industry maintenance practices and are in a state of repair (normal wear and tear excepted) that HEP believes to be adequate for the normal use of such facilities in the ordinary conduct of the business of HEP. Without limiting the foregoing, but subject to ordinary wear and tear, such facilities are not in need of maintenance or improvements except for maintenance and improvements in the ordinary course in accordance with normal industry practice.

                  (n) Environmental Matters. Except as previously described in the HEP Reports, (i) each of HEP and its Subsidiaries is in material compliance with all applicable federal, state, local and foreign laws, regulations, rules, orders, decrees, treaties, judicial decisions, judgments, injunctions, permits and governmental restrictions relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively "Environmental Laws"), except for such non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HEP, and, to the best knowledge of HEP, there are no circumstances that are reasonably likely to materially prevent or interfere with such compliance in the next three years, and (ii) neither HEP nor any of its Subsidiaries has received written notice of or, to the best knowledge of HEP, is the subject of, any actions, causes of action, claims, investigations, demands, notices, requests for information, complaints, suits or proceedings by any Person alleging liability under or non-compliance with any Environmental Law that are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on HEP.

                  (o) Revenues; Expenses. HEP has not made any transfer or conveyance, entered into any contract or agreement, or taken any action that has caused, or will cause, it to be entitled to less than the net revenue interests, or to be subject to more than the expense interests, set forth in the HEP Reserve Report that would constitute a Material Adverse Effect on HEP, other than as disclosed in the HEP Reports.

                  (p) Operating Contracts. No party to any operating contract is in dispute with any other party to such contract or is in breach or default with respect to any of its obligations under such contract that would constitute a Material Adverse Effect on HEP, and there has not occurred any event, fact, or circumstances that, with the lapse of time or giving of notice, or both, would constitute a breach or default under such contract that would constitute a Material Adverse Effect on HEP.

                  (q) Production Data. HEP has provided to representatives of Hallwood Energy, HCRC and HEPGP aggregate production data on the HEP Specified Properties and data on lease operating expenses incurred on the HEP Specified Properties. All of such data is accurate and complete as of the date provided. Since the date of the HEP Reserve Report, none of the HEP Specified Properties has experienced any reduction in the average rate of production of oil, gas, or other substances as compared with the average for the period from January 1, 1998, through the date of the HEP Reserve Report (except such as may be occasioned by depletion due to normal operations) that would constitute a Material Adverse Effect on HEP.

                  (r)  Ordinary  Course  Operations.   Except  as  disclosed  on
Schedule 6.1(r), since the date of the HEP Reserve Report, HEP has not operated or in any manner dealt with, incurred obligations with respect to, or undertaken any transactions relating to, the HEP Specified Properties other than in the ordinary course of business consistent with past practice and none of the HEP Specified Properties has suffered any material destruction, damage, or loss (except depreciation of equipment through ordinary wear and tear) or been subjected by HEP to any mortgage, lien, encumbrance, claim, or security interest that has not previously been disclosed to representatives of Hallwood Energy or that would constitute a Material Adverse Effect on HEP.

                  (s) Sale of Production. All contracts to which HEP is or will be, after giving effect to the HEP Merger, a party, or to which the HEP Specified Properties are subject, with respect to the sale of production from the HEP Specified Properties have been made available by HEP to Hallwood Energy. Such contracts have not been amended in any material respect and remain in full force and effect in accordance with their respective terms. There has been no payment to HEP, and no accrual of liability for payments under, such contracts for production not yet taken by or delivered to the purchaser under such contracts. Any imbalance that exists between HEP and any other owner of an interest in any of the HEP Specified Properties with respect to the share of hydrocarbons produced from a HEP Specified Property, since the date of first production, for the account of HEP and such other owners when compared to the net revenue interest of HEP and such other owners in any such property has been disclosed to Hallwood Energy in writing.

         6.2 Representations and Warranties of HCRC. HCRC hereby represents and warrants to Hallwood Energy and HEP that:

                  (a) Organization and Qualification. Each of HCRC and its Subsidiaries is a corporation or partnership, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and is qualified to do business and in good standing as a foreign corporation or partnership, as applicable, in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for where such failure to so qualify or be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect on HCRC. Each of HCRC and its Subsidiaries has the requisite corporate power and authority to carry on its respective businesses as they are now being conducted, except where the failure to have such power or authority could not reasonably be expected to have a Material Adverse Effect on HCRC.

                  (b) Authorized Capital. At the date hereof, the total number of authorized shares of HCRC consists of 10,500,000 shares, of which 10,000,000 are shares of HCRC Common Stock and 500,000 are shares of HCRC Preferred Stock, of which 3,007,852 shares of HCRC Common Stock are issued and outstanding, and no shares of HCRC Preferred Stock are issued and outstanding. At the date hereof there were 295,730 HCRC Shares reserved for issuance pursuant to HCRC's stock option plans. All of the outstanding HCRC Shares have been duly authorized and are validly issued, fully paid and nonassessable. Except as set forth on
Schedule 6.2(b), each of the outstanding shares of capital stock or partnership interests, as applicable, of each of HCRC's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned, either directly or indirectly, by HCRC free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in the HCRC Reports (as defined in Section 6.2(e)) filed with the SEC, there are no HCRC Shares authorized, issued or outstanding and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of HCRC or any of its Subsidiaries. After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer or sell any HCRC Shares or shares of the Surviving Corporation pursuant to any HCRC option plans or any other employee benefit plan of HCRC.

                  (c) Authority. HCRC has the requisite corporate power and authority and has taken all corporate action necessary to execute and deliver this Agreement and, subject only to approval of this Agreement by the holders of a majority of each class of the outstanding HCRC Shares, to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of HCRC enforceable against HCRC in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (d)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)      Other than  the filing  of a  certificate of
merger under DGCL, filings under the Act and filings required to be made pursuant to the Securities and Exchange Act of 1934, as amended (together, the "HCRC Regulatory Filings"), no notices, reports or other filings are required to be made by HCRC or any of its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by HCRC or any of its Subsidiaries from, any Governmental Entity, in connection with the execution and delivery of this Agreement by HCRC and the consummation by HCRC of the transactions contemplated hereby, the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on HCRC or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii)     The execution and delivery of this Agreement
by HCRC do not, and the consummation by HCRC of the transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under the Certificate of Incorporation or Bylaws of HCRC or the comparable governing instruments of any of its Subsidiaries, (B) except as provided in Schedule 6.2(d), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of HCRC's existing employee benefit plans or any grant or award made under any of the foregoing, (C) except as provided in Schedule 6.2(d), a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any Contracts of HCRC or any of its Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which HCRC or any of its Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (C) or (D) above, for those items provided in Schedule 6.2(d) and such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HCRC or that could not prevent or materially delay the transactions contemplated by this Agreement. Schedule 6.2(d) sets forth, to the best knowledge of the officers of HCRC, a list of any consents required under any Contracts to be obtained prior to consummation of the transactions contemplated by this Agreement (whether or not subject to the exception set forth with respect to clause (C) above). HCRC will use its best efforts to obtain the consents referred to on Schedule 6.2(d).

                  (e) Corporation Reports; Financial Statements. HCRC has made available to representatives of Hallwood Energy, HEP and HEPGP each registration statement, schedule, report, proxy statement or information statement prepared by it since December 31, 1997 and filed with the SEC (the "HCRC Audit Date"), including, without limitation, (i) HCRC's Annual Report on Form 10-K for the year ended December 31, 1997 and (ii) HCRC's Quarterly Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998, and September 30, 1998, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "HCRC Reports"). As of their respective dates, the HCRC Reports did not, and any HCRC Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the HCRC Reports (including the related notes and schedules) fairly presents the consolidated financial position of HCRC and its Subsidiaries as of its date and each of the consolidated statements of income and of changes in financial position included in or incorporated by reference into the HCRC Reports (including any related notes and schedules) fairly presents the results of operations, earnings and changes in financial position, as the case may be, of HCRC and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Other than the HCRC Reports, HCRC has not filed any other reports or statements with the SEC since the HCRC Audit Date.

                  (f) Absence of Certain Changes. Except as disclosed in the HCRC Reports filed with the SEC prior to the date hereof, since the HCRC Audit Date, HCRC and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses and there has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of HCRC or any of its Subsidiaries or any development or combination of developments of which HCRC or any of its Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the equity interests of HCRC, other than in the ordinary course of business consistent with past practice; or (iii) any change by HCRC in accounting principles, practices or methods.

                  (g) Compliance with Laws Since December 31, 1997, the businesses of HCRC and its Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation of any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws), except as disclosed in any of the HCRC Reports and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on HCRC.

                  (h) Brokers and Finders. Neither HCRC nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein, except that Dain Rauscher Wessells, a division of Dain Rauscher Incorporated (the "HCRC Financial Advisor") has been employed as financial advisor to the Board of Directors of HCRC and the arrangements with the HCRC Financial Advisor have been disclosed in writing to Hallwood Energy prior to the date hereof.

                  (i) Litigation. As of the date of this Agreement, except as disclosed in any of the HCRC Reports, there is no (i) class action litigation pending or, to the best knowledge of HCRC, threatened against or affecting HCRC or any of its Subsidiaries, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of HCRC, threatened against or affecting HCRC or any of its Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on HCRC or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HCRC Merger or any of the other transactions contemplated hereby, or (iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against HCRC or any of its Subsidiaries, which if determined adversely to HCRC, is reasonably likely to have a Material Adverse Effect on HCRC or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HCRC Merger or any of the other transactions contemplated hereby.

                  (j) Permits. HCRC and its Subsidiaries have such Permits as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the HCRC Reports and as currently owned or leased and conducted, and all such Permits are valid and in full force and effect, except for such Permits the failure of which to have or to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HCRC. Neither HCRC nor any of its Subsidiaries has received any written notice that any violations are being or have been alleged in respect of any such Permit and no proceeding is pending or, to the best of HCRC's knowledge, after due inquiry, threatened, to suspend, revoke or limit any such Permit. To the best of HCRC's knowledge, after due inquiry, HCRC and its Subsidiaries are in compliance in all material respects with their respective obligations under such Permits, with such exceptions as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on HCRC, and no event has occurred that allows, or after notice or lapse of time would allow, revocation, suspension, limitation or termination of such Permits, except such events as could not reasonably be expected to have a Material Adverse Effect on HCRC.

                  (k) Fairness Opinion. The Board of Directors of HCRC has received an opinion of the HCRC Financial Advisor dated the date hereof, to the effect that the HCRC Merger is fair, from a financial point of view, to the holders of HCRC Shares (other than HEP).

                  (l) Reserve Report. With respect to the reserve report dated July 1, 1998 (the "HCRC Reserve Report"), relating to certain of HCRC's oil and gas properties, a copy of which has been delivered to representatives of Hallwood Energy, HEP and HEPGP (i) the information furnished by HCRC to the reserve engineers in connection with the preparation of the HCRC Reserve Report was true and correct in all material respects; (ii) the estimates of proved reserves of oil and natural gas set forth in the HCRC Reserve Report are reasonable at the date of the HCRC Reserve Report in light of the properties involved; (iii) the calculations and other methodology utilized in the preparation of the HCRC Reserve Report are consistent with generally accepted standards of petroleum reservoir engineering;
(iv) the estimates of proved reserves of oil and natural gas set forth in the HCRC Reserve Report are reasonable under the assumptions utilized in the HCRC Reserve Report; and (v) the information used in connection with the preparation of the HCRC Reserve Report was true and correct in all material respects as of July 1, 1998, and no new information has come to the attention of HCRC that would result in a material change to the estimated reserves of HCRC as of July 1, 1998. Williamson has reviewed properties containing approximately 80% in value of the reserves reported in the HCRC Reserve Report (the "HCRC Specified Properties"). A copy of Williamson's report regarding their review has been provided to Hallwood Energy.

                  (m) Physical Condition of Facilities. The surface physical facilities on the HCRC Specified Properties have been maintained in accordance with normal industry maintenance practices and are in a state of repair (normal wear and tear excepted) that HCRC believes to be adequate for the normal use of such facilities in the ordinary conduct of the business of HCRC. Without limiting the foregoing, but subject to ordinary wear and tear, such facilities are not in need of maintenance or improvements except for maintenance and improvements in the ordinary course in accordance with normal industry practice.

                  (n) Environmental Matters. Except as previously described in the HCRC Reports, (i) each of HCRC and its Subsidiaries is in material compliance with all applicable Environmental Laws, except for such non-compliance as could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect on HCRC, and, to the best knowledge of HCRC, there are no circumstances that are reasonably likely to materially prevent or interfere with such compliance in the next three years, and (ii) neither HCRC nor any of its Subsidiaries has received written notice of or, to the best knowledge of HCRC, is the subject of, any actions, causes of action, claims, investigations, demands, notices, requests for information, complaints, suits or proceedings by any Person alleging liability under or non-compliance with any Environmental Law that are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on HCRC.

                  (o) Revenues; Expenses. HCRC has not made any transfer or conveyance, entered into any contract or agreement, or taken any action that has caused, or will cause, it to be entitled to less than the net revenue interests, or to be subject to more than the expense interests, set forth in the HCRC Reserve Report that would constitute a Material Adverse Effect on HCRC, other than as disclosed in the HCRC Reports.

                  (p) Operating Contracts. No party to any operating contract is in dispute with any other party to such contract or is in breach or default with respect to any of its obligations under such contract that would constitute a Material Adverse Effect on HCRC, and there has not occurred any event, fact, or circumstances that, with the lapse of time or giving of notice, or both, would constitute a breach or default under such contract that would constitute a Material Adverse Effect on HCRC.

                  (q) Production Data. HCRC has provided to representatives of Hallwood Energy, HEP and HEPGP aggregate production data on the HCRC Specified Properties and data on lease operating expenses incurred on the HCRC Specified Properties. All of such data is accurate and complete as of the date provided. Since the date of the HCRC Reserve Report, none of the HCRC Specified Properties has experienced any reduction in the average rate of production of oil, gas, or other substances as compared with the average for the period from January 1, 1998, through the date of the HCRC Reserve Report (except such as may be occasioned by depletion due to normal operations) that would constitute a Material Adverse Effect on HCRC.

                  (r)  Ordinary  Course  Operations.   Except  as  disclosed  on
Schedule 6.2(r), since the date of the HCRC Reserve Report, HCRC has not operated or in any manner dealt with, incurred obligations with respect to, or undertaken any transactions relating to, the HCRC Specified Properties other than in the ordinary course of business consistent with past practice and none of the HCRC Specified Properties has suffered any material destruction, damage, or loss (except depreciation of equipment through ordinary wear and tear) or been subjected by HCRC to any mortgage, lien, encumbrance, claim, or security interest that has not previously been disclosed to representatives of Hallwood Energy or that would constitute a Material Adverse Effect on HCRC.

                  (s) Sale of Production. All contracts to which HCRC is or will be, after giving effect to the HCRC Merger, a party, or to which the HCRC Specified Properties are subject, with respect to the sale of production from the HCRC Specified Properties have been made available by HCRC to Hallwood Energy. Such contracts have not been amended in any material respect and remain in full force and effect in accordance with their respective terms. There has been no payment to HCRC, and no accrual of liability for payments under, such contracts for production not yet taken by or delivered to the purchaser under such contracts. Any imbalance that exists between HCRC and any other owner of an interest in any of the HCRC Specified Properties with respect to the share of hydrocarbons produced from a HCRC Specified Property, since the date of first production, for the account of HCRC and such other owners when compared to the net revenue interest of HCRC and such other owners in any such property has been disclosed to Hallwood Energy in writing.

         6.3 Representations and Warranties of HEPGP. HEPGP hereby represents and warrants to Hallwood Energy, HEP and HCRC that:

                  (a) Organization and Qualification. Each of HEPGP and its Subsidiaries is a corporation or partnership, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and is qualified to do business and in good standing as a foreign corporation or partnership, as applicable, in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for where such failure to so qualify or be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect on HEPGP. Each of HEPGP and its Subsidiaries has the requisite corporate power and authority to carry on its respective businesses as they are now being conducted, except where the failure to have such power or authority could not reasonably be expected to have a Material Adverse Effect on HEPGP.

                  (b) Authority. HEPGP has the requisite partnership power and authority and has taken all partnership action necessary to execute and deliver this Agreement and, subject only to approval of this Agreement by the holders of a majority of each class of the outstanding partnership interest, to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of HEPGP enforceable against HEPGP in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (c)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)      Other than filings under the Act (the "HEPGP
Filings"), no notices, reports or other filings are required to be made by HEPGP or any of its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by HEPGP or any of its Subsidiaries from, any Governmental Entity, in connection with the execution and delivery of this Agreement by HEPGP and the consummation by HEPGP of the transactions contemplated hereby, the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on HEPGP or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii)     The execution and delivery of this Agreement
by HEPGP do not, and the consummation by HEPGP of the transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under the partnership agreement of HEPGP or the comparable governing instruments of any of its Subsidiaries, (B) except as provided in
Schedule 6.3(c), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of HEPGP's existing employee benefit plans or any grant or award made under any of the foregoing,
(C) except as provided in Schedule 6.3(c), a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any Contracts of HEPGP or any of its Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which HEPGP or any of its Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (C) or (D) above, for those items provided in Schedule 6.3(c) and such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HEPGP or that could not prevent or materially delay the transactions contemplated by this Agreement. Schedule 6.3(c) sets forth, to the best knowledge of the officers of the general partner of HEPGP, a list of any consents required under any Contracts to be obtained prior to consummation of the transactions contemplated by this Agreement (whether or not subject to the exception set forth with respect to clause (C) above). HEPGP will use its best efforts to obtain the consents referred to on Schedule 6.3(c).

                  (d) Partnership Reports; Financial Statements. HEPGP has made available to representatives of Hallwood Energy, HEP and HCRC each schedule, report, proxy statement or information statement prepared by it since December 31, 1997 and delivered to its general and limited partners (the "HEPGP Balance Sheet Date"), including, without limitation, (i) HEPGP's unaudited financial statements for the year ended December 31, 1997 and (ii) HEPGP's unaudited financial statements for the periods ended March 31, 1998, June 30, 1998, and September 30, 1998 each in the form (including exhibits and any amendments thereto) delivered to HEPGP's general or limited partners (collectively, the "HEPGP Reports"). As of their respective dates, the HEPGP Reports did not, and any HEPGP Reports delivered to HEPGP's general or limited partners subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in the HEPGP Reports (including the related notes and schedules) fairly presents the consolidated financial position of HEPGP and its Subsidiaries as of its date and each of the consolidated statements of income and of changes in financial position included in the HEPGP Reports (including any related notes and schedules) fairly presents the results of operations, earnings and changes in financial position, as the case may be, of HEPGP and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Other than the HEPGP Reports, HEPGP has not filed any other reports or statements with the SEC since the HEPGP Balance Sheet Date.

                  (e) Absence of Certain Changes. Except as disclosed in the HEPGP Reports delivered to HEPGP's general or limited partners prior to the date hereof, since the HEPGP Balance Sheet Date, HEPGP and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses and there has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of HEPGP or any of its Subsidiaries or any development or combination of developments of which HEPGP or any of its Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the equity interests of HEPGP, other than in the ordinary course of business consistent with past practice; or (iii) any change by HEPGP in accounting principles, practices or methods.

                  (f) Compliance with Laws. Since December 31, 1997, the businesses of HEPGP and its Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation of any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws (as defined herein)), except as disclosed in any of the HEPGP Reports and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on HEPGP.

                  (g) Brokers and Finders. Neither HEPGP nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein, except that Prudential Securities Incorporated (the "HEPGP Financial Advisor") has been employed as financial advisor to the Board of Directors of Hallwood Group, on behalf of HEPGP, and the arrangements with the HEPGP Financial Advisor have been disclosed in writing to Hallwood Energy prior to the date hereof.

                  (h) Litigation. As of the date of this Agreement, except as disclosed in any of the HEPGP Reports, there is no (i) class action litigation pending or, to the best knowledge of HEPGP, threatened against or affecting HEPGP or any of its Subsidiaries, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of HEPGP, threatened against or affecting HEPGP or any of its Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on HEPGP or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Asset Contribution or any of the other transactions contemplated hereby, or (iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against HEPGP or any of its Subsidiaries, which if determined adversely to HEPGP, is reasonably likely to have a Material Adverse Effect on HEPGP or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Asset Contribution or any of the other transactions contemplated hereby.

                  (i) Permits. HEPGP and its Subsidiaries have such Permits as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the HEPGP Reports and as currently owned or leased and conducted, and all such Permits are valid and in full force and effect, except for such Permits the failure of which to have or to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on HEPGP. Neither HEPGP nor any of its Subsidiaries has received any written notice that any violations are being or have been alleged in respect of any such Permit and no proceeding is pending or, to the best of HEPGP's knowledge, after due inquiry, threatened, to suspend, revoke or limit any such Permit. To the best of HEPGP's knowledge, after due inquiry, HEPGP and its Subsidiaries are in compliance in all material respects with their respective obligations under such Permits, with such exceptions as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on HEPGP, and no event has occurred that allows, or after notice or lapse of time would allow, revocation, suspension, limitation or termination of such Permits, except such events as could not reasonably be expected to have a Material Adverse Effect on HEPGP.

                  (j) Reserve Report. With respect to the reserve report dated July 1, 1998 (the "HEPGP Reserve Report"), relating to certain of HEPGP's oil and gas properties, a copy of which has been delivered to representatives of Hallwood Energy, HEP and HCRC (i) the information furnished by HEPGP to the reserve engineers in connection with the preparation of the HEPGP Reserve Report was true and correct in all material respects; (ii) the estimates of proved reserves of oil and natural gas set forth in the HEPGP Reserve Report are reasonable at the date of the HEPGP Reserve Report in light of the properties involved; (iii) the calculations and other methodology utilized in the preparation of the HEPGP Reserve Report are consistent with generally accepted standards of petroleum reservoir engineering; (iv) the estimates of proved reserves of oil and natural gas set forth in the HEPGP Reserve Report are reasonable under the assumptions utilized in the HEPGP Reserve Report; and (v) the information used in connection with the preparation of the HEPGP Reserve Report was true and correct in all material respects as of July 1, 1998, and no new information has come to the attention of HEPGP that would result in a material change to the estimated reserves of HEPGP as of July 1, 1998. Williamson Petroleum Consultants ("Williamson") which are independent engineering consultants have reviewed properties containing approximately 80% in value of the reserves reported in the HEPGP Reserve Report (the "HEPGP Specified Properties"). A copy of Williamson's report regarding their review has been provided to Hallwood Energy.

                  (k) Physical Condition of Facilities. The surface physical facilities on the HEPGP Specified Properties have been maintained in accordance with normal industry maintenance practices and are in a state of repair (normal wear and tear excepted) that HEPGP believes to be adequate for the normal use of such facilities in the ordinary conduct of the business of HEPGP. Without limiting the foregoing, but subject to ordinary wear and tear, such facilities are not in need of maintenance or improvements except for maintenance and improvements in the ordinary course in accordance with normal industry practice.

                  (l) Environmental Matters. Except as previously described in the HEPGP Reports, (i) each of HEPGP and its Subsidiaries is in material compliance with all applicable Environmental Laws, except for such non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HEPGP, and, to the best knowledge of HEPGP, there are no circumstances that are reasonably likely to materially prevent or interfere with such compliance in the next three years, and (ii) neither HEPGP nor any of its Subsidiaries has received written notice of or, to the best knowledge of HEPGP, is the subject of, any actions, causes of action, claims, investigations, demands, notices, requests for information, complaints, suits or proceedings by any Person alleging liability under or non-compliance with any Environmental Law that are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on HEPGP.

                  (m) Revenues; Expenses. HEPGP has not made any transfer or conveyance, entered into any contract or agreement, or taken any action that has caused, or will cause, it to be entitled to less than the net revenue interests, or to be subject to more than the expense interests, set forth in the HEPGP Reserve Report that would constitute a Material Adverse Effect on HEPGP, other than as disclosed in the HEPGP Reports.

                  (n) Operating Contracts. No party to any operating contract is in dispute with any other party to such contract or is in breach or default with respect to any of its obligations under such contract that would constitute a Material Adverse Effect on HEPGP, and there has not occurred any event, fact, or circumstances that, with the lapse of time or giving of notice, or both, would constitute a breach or default under such contract that would constitute a Material Adverse Effect on HEPGP.

                  (o) Production Data. HEPGP has provided to representatives of Hallwood Energy, HEP and HCRC aggregate production data on the HEPGP Specified Properties and data on lease operating expenses incurred on the HEPGP Specified Properties. All of such data is accurate and complete as of the date provided. Since the date of the HEPGP Reserve Report, none of the HEPGP Specified Properties has experienced any reduction in the average rate of production of oil, gas, or other substances as compared with the average for the period from January 1, 1998, through the date of the HEPGP Reserve Report (except such as may be occasioned by depletion due to normal operations) that would constitute a Material Adverse Effect on HEPGP.

                  (p) Ordinary Course Operations. Since the date of the HEPGP Reserve Report, HEPGP has not operated or in any manner dealt with, incurred obligations with respect to, or undertaken any transactions relating to, the HEPGP Specified Properties other than in the ordinary course of business consistent with past practice and none of the HEPGP Specified Properties has suffered any material destruction, damage, or loss (except depreciation of equipment through ordinary wear and tear) or been subjected by HEPGP to any mortgage, lien, encumbrance, claim, or security interest that has not previously been disclosed to representatives of Hallwood Energy or that would constitute a Material Adverse Effect on HEPGP.

                  (q) Sale of Production. All contracts to which the HEPGP Specified Properties are subject, with respect to the sale of production from the HEPGP Specified Properties have been made available by HEPGP to Hallwood Energy. Such contracts have not been amended in any material respect and remain in full force and effect in accordance with their respective terms. There has been no payment to HEPGP, and no accrual of liability for payments under, such contracts for production not yet taken by or delivered to the purchaser under such contracts. Any imbalance that exists between HEPGP and any other owner of an interest in any of the HEPGP Specified Properties with respect to the share of hydrocarbons produced from a HEPGP Specified Property, since the date of first production, for the account of HEPGP and such other owners when compared to the net revenue interest of HEPGP and such other owners in any such property has been disclosed to Hallwood Energy in writing.

                  (r) Contributed Assets. HEPGP is, or on or prior to the Effective Time will be, the true and lawful owner of the Contributed Assets with sufficient title to transfer the Contributed Assets to Hallwood Energy pursuant to the terms of this Agreement.

         6.4 Representations and Warranties of Hallwood Energy, HEC Acqui-sition Partnership and HEC Acquisition Corp. Hallwood Energy, HEC Acquisition Partnership and HEC Acquisition Corp. represent and warrant to HEP that:

                  (a) Organization and Qualification. Hallwood Energy and HEC Acquisition Corp. are corporations duly organized, validly existing and in good standing under the laws of Delaware. HEC Acquisition Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Hallwood Energy and HEC Acquisition Corp. are in good standing as foreign corporations and HEC Acquisition Partnership is in good standing as a foreign partnership in each jurisdiction where the properties owned, leased or operated, or the business conducted, by them require such qualification, except for where such failure to so qualify or to be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy.

                  (b) Authorized Capital. The total number of authorized shares of Hallwood Energy consists of 30,000,000 shares, of which 25,000,000 shares are common stock, par value $0.01 per share, of which 100 are issued and outstanding, and 5,000,000 shares are preferred stock, par value $0.01 per share, of which 2,750,000 will be designated as Series A Redeemable Preferred Stock, of which none are issued and outstanding. All of the outstanding shares of Hallwood Energy Common Stock and Hallwood Energy Preferred Stock have been duly authorized and are validly issued, fully paid, and nonassessable. All of the partnership interests of HEC Acquisition Partnership have been duly authorized and are validly issued, fully paid and nonassessable (subject to the obligation of a limited partner to repay the amount of any distribution wrongly received from HEC Acquisition Partnership for a period of three years from the date of the distribution). Each of the outstanding shares of capital stock or partnership interests, as applicable, of each of Hallwood Energy's Subsidiaries, including HEC Acquisition Corp., is duly authorized, validly issued, fully paid and nonassessable and owned, either directly or indirectly, by Hallwood Energy free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth above, there are no shares of Hallwood Energy Common Stock, Hallwood Energy Preferred Stock or partnership interests of HEC Acquisition Partnership authorized, issued or outstanding and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of Hallwood Energy, HEC Acquisition Partnership or any of Hallwood Energy's Subsidiaries.

                  (c) Authority. Each of Hallwood Energy, HEC Acquisition Corp. and HEC Acquisition Partnership has the requisite corporate or partnership power and authority and has taken all corporate or partnership action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of Hallwood Energy, HEC Acquisition Corp. and HEC Acquisition Partnership enforceable against Hallwood Energy, HEC Acquisition Corp. and HEC Acquisition Partnership, as applicable, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (d)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)      Other than  the filing  of a  certificate of
merger under DRULPA, filings under the Act and filings required to be made pursuant to the Securities and Exchange Act of 1934, as amended (together, the "Hallwood Energy Regulatory Filings"), no notices, reports or other filings are required to be made by Hallwood Energy, HEC Acquisition Corp. or HEC Acquisition Partnership with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Hallwood Energy, HEC Acquisition Corp. or HEC Acquisition Partnership from, any Governmental Entity in connection with the execution and delivery of this Agreement by Hallwood Energy, HEC Acquisition Corp. or HEC Acquisition Partnership and the consummation of the transactions contemplated hereby by Hallwood Energy, HEC Acquisition Corp. or HEC Acquisition Partnership, the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii) The execution and delivery of this  Agreement by
Hallwood Energy, HEC Acquisition Corp. and HEC Acquisition Partnership do not, and the consummation by Hallwood Energy, HEC Acquisition Corp. and HEC Acquisition Partnership of the transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under the Certificate of Incorporation or Bylaws of Hallwood Energy or the partnership agreement of HEC Acquisition Partnership or the comparable governing instruments of any of Hallwood Energy's Subsidiaries, (B) except as provided in Schedule 6.4(d), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of Hallwood Energy's existing employee benefit plans or any grant or award made under any of the foregoing, (C) a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to any Contracts of Hallwood Energy, HEC Acquisition Partnership or any of Hallwood Energy's Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which Hallwood Energy, HEC Acquisition Partnership or any of Hallwood Energy's Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause

(C) or (D) above, for such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy or that could not prevent or materially delay the transactions contemplated by this Agreement.

                  (e) Financial Statements. Hallwood Energy has made available to HEP the balance sheet of Hallwood Energy as of December ___, 1998 (the "Hallwood Energy Balance Sheet"). The Hallwood Energy Balance Sheet fairly presents the consolidated financial position of Hallwood Energy and its Subsidiaries as of its date and has been prepared in accordance with generally accepted accounting principles (subject to normal year end adjustments that will not be material in amount or effect), except as may be noted therein.

                  (f) Absence of Certain Changes. Since the date of the Hallwood Energy Balance Sheet (the "Hallwood Energy Balance Sheet Date"), none of Hallwood Energy, HEC Acquisition Partnership and Hallwood Energy's Subsidiaries have conducted any business other than entering into this Agreement and actions contemplated by this Agreement. There has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of Hallwood Energy, HEC Acquisition Corp. or any of Hallwood Energy's Subsidiaries or any development or combination of developments of which Hallwood Energy, HEC Acquisition Corp. or any of Hallwood Energy's Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of Hallwood Energy or the partnership interests of HEC Acquisition Partnership; or (iii) any change by Hallwood Energy in accounting principles, practices or methods.

                  (g) Compliance with Laws. Since December 31, 1997, the businesses of Hallwood Energy, HEC Acquisition Partnership and Hallwood Energy's Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation of any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws), except as disclosed in any of the Hallwood Energy Regulatory Filings and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on Hallwood Energy.

                  (h) Brokers and Finders. Neither Hallwood Energy, HEC Acquisition Partnership nor any of their officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein.

                  (i) Litigation. As of the date of this Agreement, except as disclosed in any of the Hallwood Energy Regulatory Filings, there is no (i) class action litigation pending or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or any Hallwood Energy Subsidiary or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HEP Merger or any of the other transactions contemplated hereby, or (iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against Hallwood Energy or any Hallwood Energy Subsidiary if determined adversely to Hallwood Energy or any Hallwood Energy Subsidiary that is reasonably likely to have a Material Adverse Effect on Hallwood Energy or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HEP Merger or any of the other transactions contemplated hereby.

         6.5 Representations and Warranties of Hallwood Energy and HCRC Acquisition Corp. Hallwood Energy and HCRC Acquisition Corp. represent and warrant to HCRC that:

                  (a) Organization and Qualification. Hallwood Energy and HCRC Acquisition Corp. are corporations duly organized, validly existing and in good standing under the laws of Delaware. Hallwood Energy and HCRC Acquisition Corp. are in good standing as foreign corporations in each jurisdiction where the properties owned, leased or operated, or the business conducted, by them require such qualification, except for where such failure to so qualify or to be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy.

                  (b) Authorized Capital. The total number of authorized shares of Hallwood Energy consists of 30,000,000 shares, of which 25,000,000 shares are common stock, par value $0.01 per share, of which 100 are issued and outstanding, and 5,000,000 shares are preferred stock, par value $0.01 per share, of which 2,750,000 will be designated as Series A Redeemable Preferred Stock, of which none are issued and outstanding. All of the outstanding shares of Hallwood Energy Common Stock and Hallwood Energy Preferred Stock have been duly authorized and are validly issued, fully paid, and nonassessable. Each of the outstanding shares of capital stock or partnership interests, as applicable, of each of Hallwood Energy's Subsidiaries, including HCRC Acquisition Corp., is duly authorized, validly issued, fully paid and nonassessable and owned, either directly or indirectly, by Hallwood Energy free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth above, there are no shares of Hallwood Energy Common Stock or Hallwood Energy Preferred Stock authorized, issued or outstanding and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of Hallwood Energy or any of Hallwood Energy's Subsidiaries.

                  (c) Authority. Each of Hallwood Energy and HCRC Acquisition Corp. has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of Hallwood Energy and HCRC Acquisition Corp. enforceable against Hallwood Energy and HCRC Acquisition Corp., as applicable, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (d)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)      Other than  the filings  of a certificate of
merger under the DGCL and the Hallwood Energy Regulatory Filings, no notices, reports or other filings are required to be made by Hallwood Energy or HCRC Acquisition Corp. with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Hallwood Energy or HCRC Acquisition Corp. from, any Governmental Entity in connection with the execution and delivery of this Agreement by Hallwood Energy or HCRC Acquisition Corp. and the consummation of the transactions contemplated hereby by Hallwood Energy or HCRC Acquisition Corp., the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii) The execution and delivery of this  Agreement by
Hallwood Energy and HCRC Acquisition Corp. do not, and the consummation by Hallwood Energy and HCRC Acquisition Corp. of the transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under the Certificate of Incorporation or Bylaws of Hallwood Energy or the comparable governing instruments of any of Hallwood Energy's Subsidiaries, (B) except as provided in Schedule 6.5(d), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of Hallwood Energy's existing employee benefit plans or any grant or award made under any of the foregoing, (C) a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to any Contracts of Hallwood Energy or any of Hallwood Energy's Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which Hallwood Energy or any of Hallwood Energy's Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (C) or (D) above, for such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy or that could not prevent or materially delay the transactions contemplated by this Agreement.

                  (e) Financial Statements. Hallwood Energy has made available to HCRC the Hallwood Energy Balance Sheet. The Hallwood Energy Balance Sheet fairly presents the consolidated financial position of Hallwood Energy and its Subsidiaries as of its date and has been prepared in accordance with generally accepted accounting principles (subject to normal year end adjustments that will not be material in amount or effect), except as may be noted therein.

                  (f) Absence of Certain Changes. Since the Hallwood Energy Balance Sheet Date, none of Hallwood Energy and Hallwood Energy's Subsidiaries have conducted any business other than entering into this Agreement and actions contemplated by this Agreement. There has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of Hallwood Energy, HCRC Acquisition Corp. or any of Hallwood Energy's Subsidiaries or any development or combination of developments of which Hallwood Energy, HCRC Acquisition Corp. or any of Hallwood Energy's Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of Hallwood Energy; or (iii) any change by Hallwood Energy in accounting principles, practices or methods.

                  (g) Compliance with Laws. Since December 31, 1997, the businesses of Hallwood Energy and Hallwood Energy's Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation or any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws), except as disclosed in any of the Hallwood Energy Regulatory Filings and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on Hallwood Energy.

                  (h) Brokers and Finders. Neither Hallwood Energy, HCRC Acquisition Corp. nor any of their officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein.

                  (i) Litigation. As of the date of this Agreement, except as disclosed in any of the Hallwood Energy Regulatory Filings, there is no (i) class action litigation pending or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HCRC Merger or any of the other transactions contemplated hereby, or (iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against Hallwood Energy or any Hallwood Energy Subsidiary if determined adversely to Hallwood Energy or any Hallwood Energy Subsidiary that is reasonably likely to have a Material Adverse Effect on Hallwood Energy or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the HCRC Merger or any of the other transactions contemplated hereby.

         6.6 Representations and Warranties of Hallwood Energy. Hallwood Energy represents and warrants to HEPGP that:

                  (a) Organization and Qualification. Hallwood Energy is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Hallwood Energy is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for where such failure to so qualify or to be in such good standing, which, when taken together with all other such failures, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy.

                  (b) Authorized Capital. The total number of authorized shares of Hallwood Energy consists of 30,000,000 shares, of which 25,000,000 shares are common stock, par value $0.01 per share, of which 100 are issued and outstanding, and 5,000,000 shares are preferred stock, par value $0.01 per share, of which 2,750,000 will be designated as Series A Redeemable Preferred Stock, of which none are issued and outstanding. All of the outstanding shares of Hallwood Energy Common Stock and Hallwood Energy Preferred Stock have been duly authorized and are validly issued, fully paid, and nonassessable. Each of the outstanding shares of capital stock or partnership interests, as applicable, of each of Hallwood Energy's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned, either directly or indirectly, by Hallwood Energy free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth above, there are no shares of Hallwood Energy Common Stock or Hallwood Energy Preferred Stock authorized, issued or outstanding and there are no preemptive rights nor any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of Hallwood Energy or any of Hallwood Energy's Subsidiaries.

                  (c) Authority. Hallwood Energy has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of Hallwood Energy enforceable against Hallwood Energy in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equitable principles.

                  (d)      Governmental Filings; No Violations.
                           -----------------------------------

                           (i)Other than the Hallwood Energy Regulatory Filings,
no notices, reports or other filings are required to be made by Hallwood Energy with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Hallwood Energy from, any Governmental Entity in connection with the execution and delivery of this Agreement by Hallwood Energy and the consummation of the transactions contemplated hereby by Hallwood Energy the failure to make or obtain any or all of which could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or could prevent or materially delay the transactions contemplated by this Agreement, and

                           (ii) The execution and delivery of this  Agreement by
Hallwood Energy do not, and the consummation by Hallwood Energy of the transactions contemplated by this Agreement will not, constitute or result in
(A) a breach or violation of, or a default under the Certificate of Incorporation or Bylaws of Hallwood Energy or the comparable governing instruments of any of Hallwood Energy's Subsidiaries, (B) except as provided in
Schedule 6.6(d), a breach or violation of, a default under or the triggering of any payment or other material obligations pursuant to, any of Hallwood Energy's existing employee benefit plans or any grant or award made under any of the foregoing, (C) a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to any Contracts of Hallwood Energy or any of Hallwood Energy's Subsidiaries or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which Hallwood Energy or any of Hallwood Energy's Subsidiaries is subject or (D) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (C) or (D) above, for such breaches, violations, defaults, accelerations or changes that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Hallwood Energy or that could not prevent or materially delay the transactions contemplated by this Agreement.

                  (e) Financial Statements. Hallwood Energy has made available to HEPGP the Hallwood Energy Balance Sheet. The Hallwood Energy Balance Sheet fairly presents the consolidated financial position of Hallwood Energy and its Subsidiaries as of its date and has been prepared in accordance with generally accepted accounting principles (subject to normal year end adjustments that will not be material in amount or effect), except as may be noted therein.

                  (f) Absence of Certain Changes. Since the Hallwood Energy Balance Sheet Date, none of Hallwood Energy and Hallwood Energy's Subsidiaries have conducted any business other than entering into this Agreement and actions contemplated by this Agreement. There has not been: (i) any material adverse change (including, without limitation, any change arising out of or related to any natural disaster) in the condition (financial or otherwise), properties, assets, liabilities, business or results of operations of Hallwood Energy or any of Hallwood Energy's Subsidiaries or any development or combination of developments of which Hallwood Energy or any of Hallwood Energy's Subsidiaries has knowledge which is reasonably likely to result in any such change; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of Hallwood Energy; or (iii) any change by Hallwood Energy in accounting principles, practices or methods.

                  (g) Compliance with Laws. Since December 31, 1997, the businesses of Hallwood Energy and Hallwood Energy's Subsidiaries have not and are not being conducted in violation of, nor were they conducted in violation of, any law, ordinance or regulation or any Governmental Entity (provided that no representation or warranty is made in this section with respect to Environmental Laws), except as disclosed in any of the Hallwood Energy Regulatory Filings and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect on Hallwood Energy.

                  (h) Brokers and Finders. Neither Hallwood Energy, nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated herein.

                  (i) Litigation. As of the date of this Agreement, except as disclosed in any of the Hallwood Energy Regulatory Filings, there is no (i) class action litigation pending or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties, (ii) other suit, action or proceeding pending (or any known basis therefor) or, to the best knowledge of Hallwood Energy and any Hallwood Energy Subsidiary, threatened against or affecting the forenamed parties or any of their respective properties that could reasonably be expected to have a Material Adverse Effect on Hallwood Energy or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Asset Contribution or any of the other transactions contemplated hereby, or (iii) judgment, decree, injunction, rule or order of any court, Governmental Entity or arbitrator outstanding against Hallwood Energy or any Hallwood Energy Subsidiary if determined adversely to Hallwood Energy or any Hallwood Energy Subsidiary that is reasonably likely to have a Material Adverse Effect on Hallwood Energy or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Asset Contribution or any of the other transactions contemplated hereby.


                                   ARTICLE VII

                                    Covenants

         7.1 Conduct of HEP's, HCRC's, Hallwood Energy's and HEPGP's Business Pending Transactions. Prior to the Effective Time, except as contemplated by this Agreement or with the written consent of the other parties hereto, each of HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC, HCRC Acquisition Corp., HEPGP and Hallwood Energy will:

                  (a) conduct its business only in the usual, regular and ordi-nary course and in substantially the same manner as heretofore conducted;

                  (b) use reasonable efforts to preserve intact its business organization and goodwill and keep available the services of its officers and key employees;

                  (c) confer on a regular basis with one or more representatives of the other parties to report material operational matters and any proposals to engage in material transactions;

                  (d)  promptly   notify  the  other  parties  of  any  material
emergency or other material change in its business, financial condition, results of operations or prospects;

                  (e) promptly deliver to the other party true and correct copies of any report, statement or schedule filed with the SEC by such party subsequent to the date of this Agreement;

                  (f) maintain its books and records in accordance with GAAP, consistently applied, and not change in any material manner any of its methods, principles or practices of accounting in effect at the applicable Audit Date or Balance Sheet Date, except as may be required by applicable law or GAAP;

                  (g) duly and timely file all reports, tax returns and other documents required to be filed with federal, state, local and other authorities, subject to extensions permitted by law;

                  (h) except as provided in Schedule 7.1(h), not (i) acquire (other than pursuant to an existing agreement), sell, lease, enter into any option to acquire, sell or lease, or exercise an option or contract to acquire, sell or lease, additional real property having a value greater than $2,000,000,
(ii) make any loans, or advances to any other Person (as defined in Section 10.14), except loans or advances to employees in the ordinary course of business not in excess of $25,000, (iii) incur additional indebtedness for borrowed money other than under existing agreements or as permitted or contemplated by this Agreement, or (iv) encumber or subject to any lien any of its properties or assets, in any case having a value in excess of $1,000,000;

                  (i) except as provided in Schedule 7.1(i), not amend its partnership agreement, articles or certificate of incorporation, bylaws or comparable charter or organizational documents or the certificate or articles of incorporation, bylaws, operating agreement, joint venture agreement or comparable charter or organizational documents of any Subsidiary, without the other parties' prior written consent, which consent will not be unreasonably withheld, delayed or conditioned;

                  (j) not amend any material terms of any Contract of such party in a manner adverse to the Surviving Partnership or the Surviving Corporation, as applicable, in order to obtain the consent of the other party or parties to such contract to any of the transactions contemplated by this Agreement without obtaining the prior written consent of the other parties hereto, which consent will not be unreasonably withheld, delayed or conditioned;

                  (k) make no change in the number of shares of capital stock, membership interests or units of general or limited partnership interest issued and outstanding, except pursuant to the exercise of outstanding options;

                  (l) grant no options or other right or commitment relating to its capital stock, membership interests or units of general or limited partnership interest or any security convertible into its capital stock, membership interests or units of limited partnership interest, or any security the value of which is measured by shares of capital stock, or any security subordinated to the claim of its general creditors other than as contemplated by this Agreement;

                  (m) not (i) authorize, declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock or change such party's normal record date for the payment of any permitted dividend or distribution, other than distributions of no more than $0.52 per annum, payable quarterly, on the Class A Units and distributions of no more than $1.00 per annum, payable quarterly, on the Class C Units, in the ordinary course of business consistent with past practice, and (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of capital stock or units of partnership interest or any option, warrant or right to acquire, or security convertible into, shares of capital stock or units of partnership interest, other than the conversion of the Units or options for the issuance of Units or the conversion of the HCRC Shares or options for issuance of the HCRC Shares pursuant to the terms of this Agreement;

                  (n) not adopt any new employee benefit plan or amend any existing plans or rights, except for the adoption of a stock option plan reserving for issuance approximately twelve percent (12%) of each class of the shares of Hallwood Energy Common Stock and Hallwood Energy Preferred Stock issued and outstanding immediately after the Effective Time, and for the adoption of employee benefit plans and employee incentive plans substantially similar to those of HEP, HCRC and HEPGP as of the date hereof and except for changes that are required by law or changes which are not more favorable to participants than provisions presently in effect;

                  (o) not settle any stockholder or unitholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement;

                  (p)      not change the ownership of any of its Subsidiaries;

                  (q) not take any action that would cause the HEP Merger, HCRC Merger or the Asset Contribution, as applicable, not to qualify as tax-free transactions under the Code;

                  (r) promptly notify the other parties of any action, suit, proceeding, claim or audit pending against or with respect to such party or its Subsidiaries in respect of any taxes where there is a reasonable possibility of a determination or decision which would materially increase the tax liabilities of such party, and not change any of the tax elections, accounting methods, conventions or principles which relate to such party or its Subsidiaries that could reasonably be expected to increase such party's liabilities; or

                  (s) continue to maintain and repair all of its assets and properties in a manner consistent with past practices.

         7.2 Other Actions. Each of HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC, HCRC Acquisition Corp, HEPGP and Hallwood Energy will not, and will use commercially reasonable efforts to cause its respective
Subsidiaries not to, take any action that would result in (a) any of the representations and warranties of such party set forth in this Agreement becoming untrue, or (b) any of the conditions to the HEP Merger, HCRC Merger or the Asset Contribution, as applicable, set forth in Article VIII not being satisfied.

         7.3 Preparation of the Registration Statement and the Proxy Statement; HEP Unitholders Meeting; HCRC Stockholders Meeting.

                  (a)  As  soon  as  practicable  following  the  date  of  this
Agreement, HEP, HCRC, HEPGP and Hallwood Energy, will prepare and file with the SEC a preliminary Joint Proxy Statement/Prospectus in form and substance satisfactory to each of Hallwood Energy, HCRC, HEP and HEPGP and such other registration statements, including a registration statement on Form S-4
(together  with  any  supplements  or  amendments  thereto,   the  "Registration
Statement"), as may be required to effect the Transactions. To the extent practicable, the parties will utilize one document for transmittal to their respective stockholders and unitholders to meet applicable legal requirements. Each of HEP, HCRC, HEPGP and Hallwood Energy will use its reasonable best efforts to (i) prepare and provide the other parties as promptly as practicable the financial information required to be disclosed in the Joint Proxy Statement/Prospectus, (ii) respond to any comments of the SEC, and (iii) have the Registration Statement declared effective under the Act and the rules and regulations promulgated thereunder as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Transactions. Each of HEP, HCRC, HEPGP and Hallwood Energy will use its reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be mailed to HEP's unitholders and HCRC's stockholders, as applicable, as promptly as practicable after the Registration Statement is declared effective under the Act. Each party will notify the others promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Registration Statement or the Joint Proxy Statement/Prospectus or for additional information and will supply the others with copies of all correspondence between such party or any of its representatives and the SEC with respect to the Registration Statement or the Joint Proxy Statement/Prospectus. The Registration Statement and the Joint Proxy Statement/Prospectus will comply in all material respects with all applicable requirements of law, including the filing of all appropriate exhibits. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Registration Statement or the Joint Proxy Statement/Prospectus, as the case may be, each party will promptly inform the others of such occurrences and cooperate in filing with the SEC and/or mailing to the unitholders of HEP or stockholders of HCRC, as applicable, such amendment or supplement to the Registration Statement or the Joint Proxy Statement/Prospectus.

                  (b) None of the information supplied by any of HEP, HCRC, HEPGP or Hallwood Energy for inclusion in the Registration Statement at the respective times the Registration Statement or any amendments or supplements thereto are filed with the SEC, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of HEP, HCRC, HEPGP and Hallwood Energy agrees to correct promptly any information in the Registration Statement or Joint Proxy Statement/Prospectus if and to the extent that such information shall have become false or misleading in any material respect; and each of HEP, HCRC, HEPGP and Hallwood Energy further agrees to take all steps necessary to cause the Joint Proxy

Statement/Prospectus as so corrected to be filed with the SEC and disseminated to the holders of Units and HCRC Shares, in each case as and to the extent required by applicable federal securities laws.

                  (c) (i) HEP will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its unitholders (the "HEP Meeting") for the purpose of obtaining the approval of the HEP unitholders of the Transactions. HEP will, through the Hallwood G.P. Board of Directors and the special committee of the Hallwood G.P. Board of Directors (the "HEP Special Committee"), recommend to its unitholders adoption of this Agreement; and (ii) if, on the date for the HEP Meeting, HEP has not received a sufficient number of proxies to approve the adoption of this Agreement, then HEP, to the extent permitted by law, will adjourn its meeting until the date on which the requisite number of proxies approving the HEP Merger has been obtained.

                  (d) (i) HCRC will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "HCRC Meeting") for the purpose of obtaining the approval of the HCRC stockholders of the Transactions. HCRC will, through its Board of Directors and the special committee of the HCRC Board of Directors (the "HCRC Special Committee"), recommend to its stockholders adoption of this Agreement; and (ii) if, on the date for the HCRC Meeting, HCRC has not received a sufficient number of proxies to approve the adoption of this Agreement, then HCRC, to the extent permitted by law, will adjourn its meeting until the date on which the requisite number of proxies approving the HCRC Merger has been obtained.

         7.4 Access to Information; Confidentiality. Subject to the requirements of confidentiality agreements with third parties, each of HEP, HCRC, HEPGP and Hallwood Energy will, and will cause each of its Subsidiaries to, afford to the other parties and Hallwood G.P., and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other parties, and Hallwood G.P., reasonable access during normal business hours prior to the Effective Time to all their respective properties, books, Contracts, commitments, personnel and records and, during such period, each of HEP, HCRC, HEPGP and Hallwood Energy will, and will cause each of its Subsidiaries to, furnish promptly to the other parties, and Hallwood G.P., (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and
(ii) all other information concerning its business, properties, Contracts and personnel as such other parties, and Hallwood G.P., may reasonably request. Each of HEP, HCRC, HEPGP and Hallwood Energy will, and will cause its Subsidiaries to, and will use commercially reasonable efforts to cause its officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to, hold any nonpublic information in confidence.

         7.5      Comfort Letters.
                  ---------------

                  (a) Hallwood Energy, HCRC and HEP shall each use its reasonable best efforts to cause to be delivered to each other party "comfort" letters of Deloitte & Touche LLP, their independent public accountants, dated on or prior to the date on which the Joint Proxy Statement/Prospectus shall first be mailed to the unitholders and shareholders, respectively, in a form reasonably satisfactory to each and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with proxy statements similar to the Joint Proxy Statement/Prospectus and transactions such as those contemplated by this Agreement.

                  (b) Hallwood Energy, HCRC and HEP shall each use its reasonable best efforts to cause to be delivered to each other party "comfort" letters of Williamson Petroleum Consultants, their independent engineering consultants, dated on or prior to the date on which the Joint Proxy Statement/Prospectus shall first be mailed to the unitholders and shareholders, respectively, in a form reasonably satisfactory to each and reasonably customary in scope and substance for letters delivered by independent engineering consultants in connection with proxy statements similar to the Joint Proxy Statement/Prospectus and transactions such as those contemplated by this Agreement.

         7.6      Consents; Notifications; Other Actions.
                  --------------------------------------

                  (a) Subject to the terms and conditions herein provided, HEP, HCRC, HEPGP and Hallwood Energy will (i) use all reasonable best efforts to cooperate with one another in (A) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, Permits or authorizations are required to be obtained prior to the Effective Time from, any Governmental Entity and any third parties in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (B) timely making all such filings and timely seeking all such consents, approvals, Permits and authorizations, (ii) use all reasonable best efforts to obtain in writing any consents required from third parties to effectuate the HEP Merger, the HCRC Merger and the Asset Contribution, as applicable, such consents to be in such form and substance as may be reasonably satisfactory to Hallwood G.P., HCRC and Hallwood Energy, as applicable, and
(iii) use all reasonable best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Hallwood G.P., HCRC and Hallwood Energy will take all such necessary action.

                  (b) Each of HEP, HCRC, HEPGP and Hallwood Energy will give prompt notice to the other (i) if any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any material respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or
(ii) of the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification will affect the representations, warranties or covenants of the parties or the conditions to the obligations of the parties under this Agreement.

         7.7 Tax Treatment. Each of HEP, HCRC, HEPGP and Hallwood Energy will use its reasonable best efforts to cause the Transactions to qualify as tax-free transactions under the Code and to obtain the opinions referred to in Sections 8.1(f).

         7.8 Public Announcements. HEP, HCRC, HEPGP and Hallwood Energy will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other written public statements with respect to the transactions contemplated by this Agreement and will not issue any such press release or make any such written public statement prior to such consultation except to the extent it may be advised by counsel that it is required by applicable law or legal process. The parties agree that the initial press releases to be issued with respect to the transactions contemplated by this Agreement will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

         7.9 Listing. Prior to the Effective Time, Hallwood Energy will use its best efforts to have The Nasdaq National Market approve for inclusion, upon official notice of issuance, the Hallwood Energy Common Stock and the Hallwood Energy Preferred Stock to be issued in the Transactions.

         7.10 Affiliates; Etc. (a) Prior to the Closing Date, HEP will deliver to Hallwood Energy a letter identifying all Persons who are, at the time this Agreement is submitted for adoption by to the unitholders of HEP, "affiliates" of HEP for purposes of Rule 145 under the Act. HEP will use reasonable efforts to cause such Persons to deliver to Hallwood Energy on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit A. (b) Prior to the Closing Date, HCRC will deliver to Hallwood Energy a letter identifying all Persons who are, at the time this Agreement is submitted for adoption by the stockholders of HCRC, "affiliates" of HCRC for purposes of Rule 145 under the Act. HCRC will use reasonable efforts to cause such Persons to deliver to Hallwood Energy on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit A.

         7.11 Filings; Other Action. Subject to the terms and conditions herein provided, HEP, HCRC, HEPGP and Hallwood Energy shall: (a) promptly make their respective Regulatory Filings and thereafter make any other required submissions with respect to the Transactions; and (b) use their respective best efforts to take promptly, or cause to be taken promptly, all other actions and do, or cause to be done, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as soon as practicable.

         7.12     Indemnification; Directors' and Officers Insurance.

                  (a) From and after the Effective Time, Hallwood Energy agrees that it will indemnify and hold harmless (i) each present or former director and/or officer of Hallwood G.P., HEP and HEP's Subsidiaries, determined as of the Effective Time, (ii) each present or former director and/or officer of HCRC and HCRC's Subsidiaries, determined as of the Effective Time, and (iii) each present or former director and/or officer of HEPGP and HEPGP's Subsidiaries, determined as of the Effective Time (collectively, the "Indemnified Parties"), that is made a party or threatened to be made a party to any threatened, pending or completed, action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a director or officer of Hallwood G.P., HEPGP, any Subsidiary of HEP, HCRC or any Subsidiary of HCRC prior to the Effective Time and arising out of actions or omissions of the Indemnified Party in any such capacity occurring at or prior to the Effective Time (a "Claim") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, amounts paid in settlement pursuant to this Section 7.12, losses, claims, damages or liabilities (collectively, "Costs") reasonably incurred in connection with any Claim, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that HEP, HCRC or HEPGP, as applicable, would have been permitted under Delaware law. Hallwood Energy shall also advance expenses (including attorneys' fees) as incurred by the Indemnified Party to the fullest extent permitted under applicable law, provided such Indemnified Party provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

                  (b) Any Indemnified Party wishing to claim indemnification under paragraph (a) of this Section 7.12, upon learning of any such Claim, shall promptly notify Hallwood Energy thereof, but the failure to so notify shall not relieve Hallwood Energy of any liability it may have to such Indemnified Party if such failure does not materially prejudice Hallwood Energy. In the event of any such Claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) Hallwood Energy shall have the right to assume the defense thereof and Hallwood Energy shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Hallwood Energy elects not to assume such defense or counsel or the Indemnified Parties advise Hallwood Energy that there are issues which raise conflicts of interest between Hallwood Energy and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Hallwood Energy shall pay all reasonable fees and expenses of such counsel (plus one firm or local counsel, if necessary) for the Indemnified Parties promptly as statements therefor are received; provided, however, that
Hallwood Energy shall be obligated pursuant to this paragraph (b) to pay for only one firm or counsel for all Indemnified Parties (plus one firm or local counsel, if necessary) in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest,
(ii) the Indemnified Parties will cooperate in the defense of any such matter and (iii) Hallwood Energy shall not be liable for any settlement effected without its prior written consent, which consent will not be unreasonably withheld; and provided, further, however, that Hallwood Energy shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. If such indemnity is not available with respect to any Indemnified Party, then Hallwood Energy and the Indemnified Party shall contribute to the amount payable in such proportion as is appropriate to reflect relative faults and benefits, with any aspect of "fault" otherwise allocable to HEP, HCRC or HEPGP, as applicable, being allocated to Hallwood Energy.

                  (c) If a claim for  indemnification  or advancement under this
Section 7.12 is not paid in full by Hallwood Energy within thirty (30) days after a written claim therefor has been received by Hallwood Energy, the Indemnified Party may any time thereafter bring suit against Hallwood Energy to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnified Party shall be entitled to be paid also the expense of prosecuting such claims.

                  (d) Neither the failure of Hallwood Energy (including its Board of Directors, independent legal counsel or shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnified Party is proper in the circumstances because he or she has met the applicable standard of conduct, nor an actual determination by Hallwood Energy (including its Board of Directors, independent legal counsel or shareholders) that the Indemnified Party has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the Indemnified Party has not met the applicable standard of conduct.

                  (e) For a period of six years after the Effective Time, Hallwood Energy shall maintain directors and officers liability insurance equivalent to the average liability insurance currently applicable to the directors and officers of Hallwood G.P., HEP, HEP's Subsidiaries, HCRC, HCRC's Subsidiaries and HEPGP ("D&O Insurance"), which will provide coverage for those persons who are directors and officers of HEP, HCRC or HEPGP as of the Effective Time, so long as the annual premium therefor is not in excess of 150% of the last average annual premium allocated to and paid by HEP, HCRC and HEPGP prior to the date hereof (the "Current Premium"). If Hallwood Energy determines that it is unable to maintain the existing or equivalent D&O Insurance that includes coverage for those persons who are directors and officers of Hallwood G.P., HEP, HEP's Subsidiaries, HCRC, HCRC's Subsidiaries and HEPGP as of the Effective Time for a premium not in excess of 150% of the Current Premium, but maintains D&O Insurance for persons who are directors and officers of Hallwood Energy then, for the six-year period after the Effective Time, Hallwood Energy will provide D&O Insurance for those persons who are directors and officers of Hallwood G.P., HEP, HEP's Subsidiaries, HCRC, HCRC's Subsidiaries and HEPGP as of the Effective Time on the same basis as Hallwood Energy maintains D&O Insurance for persons who are then directors and officers of Hallwood Energy. If the D&O Insurance expires, is terminated or canceled during the six-year period after the Effective Time and Hallwood Energy does not then maintain D&O Insurance for persons who are directors and officers of Hallwood Energy, Hallwood Energy will use its reasonable best efforts to obtain D&O Insurance for such period providing at least $5,000,000 of coverage for those persons who are directors and officers of Hallwood G.P., HEP, HEP's Subsidiaries, HCRC, HCRC's Subsidiaries and HEPGP at the Effective Time.

                  (f) In lieu of the insurance arrangements referred to in clause (e) of this Section 7.12, the Surviving Partnership or the Surviving Corporation, as applicable, may, on or before the Effective Time, enter into alternative insurance arrangements, provided that such arrangements are approved by each of the individuals who are Independent Directors (as defined in Section 10.5) at any time from the date of this Agreement through the Effective Time.

                  (g)   Hallwood   Energy   agrees  that  no  amendment  to  the
partnership agreement of the Surviving Partnership or the certificate of incorporation of the Surviving Corporation, as applicable, shall reduce in any way the elimination of any personal liability of the directors of Hallwood G.P., HEP and HEP's Subsidiaries, on the one hand, or HCRC and HCRC's Subsidiaries, on the other hand, contained therein or adversely affect any then existing right of any director or officer (or former director or officer) to be indemnified with respect to acts, omissions or events occurring prior to the Effective Time.

         7.13     Other Agreements.
                  ----------------

                  (a) Takeover Statute. If any state takeover law shall become applicable to the Mergers or the other transactions contemplated hereby, HEP and the members of the Board of Directors of Hallwood G.P. or HCRC and the members of the Board of Directors of HCRC, as applicable, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

                  (b) Best Efforts and Cooperation. HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC, HCRC Acquisition Corp., HEPGP and Hallwood Energy each shall use (and shall cause its Subsidiaries to use) its commercially reasonable best efforts to cause the conditions set forth in
Article VIII, which are applicable to them to be satisfied and to consummate the Transactions and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of HEP, HCRC and HEPGP shall use


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



(and shall cause its respective Subsidiaries to use) its commercially reasonable best efforts (including providing information and communication) to obtain each of the consents or waivers identified pursuant to Section 6.1(d)(ii), Section 6.2(d)(ii) and Section 6.3(c)(ii), respectively, and to obtain as promptly as practicable all necessary approvals, authorizations and consents of Governmental Entities required to be obtained in order to consummate the transactions contemplated hereby, and each of the parties hereto shall cooperate with the others in obtaining all such consents, waivers, approvals and authorizations.

                  (c)      Voting of Units and HCRC Shares.
                           -------------------------------

                           (i)  HEP will vote, or will cause to be voted, all of
the HCRC Shares held by HEP, or a Subsidiary of HEP (other than 455,454 HCRC Shares that are subject to a certain contractual restriction), in favor of the HCRC Merger; and

                           (ii) HCRC will vote,  or will cause to be voted,  all
of the Units held by HCRC, or a Subsidiary of HCRC, in favor of the HEP Merger.

                                  ARTICLE VIII

                                   Conditions

         8.1 Conditions to Obligations of Parties. The respective obligations of the parties to consummate the Transactions are subject to the fulfillment of each of the following conditions:

                  (a) Approvals. This Agreement shall have been duly approved by
(i) the holders of a majority of each class of the Units, in accordance with applicable law and the partnership agreement of HEP, (ii) the holders of a majority of the HCRC Common Stock, in accordance with applicable law and the certificate of incorporation of HCRC and (iii) Hallwood Group, in accordance with applicable law and the partnership agreement of HEPGP;

                  (b) Listing of Shares. The Nasdaq National Market shall have approved for inclusion the Hallwood Energy Common Stock and the Hallwood Energy Preferred Stock to be issued in the Transactions, subject to official notice of issuance;

                  (c) Registration Statement. The Registration Statement shall have become effective under the Act and shall not be the subject of any stop order or proceedings by the SEC seeking a stop order;

                  (d) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the completion of the Transactions or any of the other transactions contemplated hereby shall be in effect;

                  (e) Litigation. No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and prohibits consummation of the Transactions;

                  (f) Tax Opinion. The parties shall have received from PricewaterhouseCoopers LLP a written opinion, to the effect that the Transactions, when effected in accordance with this Agreement, should qualify as tax-free transactions under the Code;

                  (g) Consents. All consents, authorizations, orders and approvals of, or filings or registrations with, any Governmental Entity required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings required under DRULPA and DGCL in connection with the Mergers, and the parties shall have obtained all consents, authorizations, waivers and approvals required from third parties required under all Contracts by reason of the Transactions and the consummation of the transactions contemplated hereby, except for such consents, authorizations, waivers and approvals where the failure to obtain such could not reasonably be expected to result in a Material Adverse Effect on Hallwood Energy.

                  (h) Burdensome Condition. There shall not be any action taken, or any statute, rule, regulation, order or decree enacted, enforced or deemed applicable to the Transactions or the other transactions contemplated hereby by any Governmental Entity which imposes any condition or restriction (a "Burdensome Condition") upon the Surviving Partnership, the Surviving Corporation or Hallwood Energy, as applicable, which would reasonably be expected to either (i) have a Material Adverse Effect after the Effective Time on the Surviving Partnership, the Surviving Corporation or Hallwood Energy, as applicable, or (ii) prevent the parties from realizing the major portion of the economic benefits of the Transactions and the other transactions contemplated hereby that they currently anticipate obtaining therefrom.

         8.2 Conditions to Obligations of Hallwood Energy. The obligations of Hallwood Energy to effect the Transactions and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived by Hallwood Energy:

                  (a) Representations and Warranties of HEP, HCRC and HEPGP. The representations and warranties of HEP, HCRC and HEPGP set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and Hallwood Energy shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of HEP, HCRC and HEPGP contained herein are so qualified) signed on behalf of HEP by the general partner of HEP, on behalf of HCRC by the President of HCRC, in such capacity, and on behalf of HEPGP, by the general partner of HEPGP, to such effect. For the purposes of this Section 8.2(a), the representations and warranties of HEP, HCRC and HEPGP will be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Material Adverse Effect on HEP, HCRC or HEPGP, as applicable.

                  (b) Performance of Covenants of HEP, HCRC and HEPGP. Each of HEP, HCRC and HEPGP shall have performed in all material respects all covenants required to be performed by it under this Agreement at or prior to the Effective Time, and Hallwood Energy shall have received a certificate signed on behalf of HEP by the general partner of HEP, on behalf of HCRC by the President of HCRC, in such capacity, and on behalf of HEPGP by the general partner of HEPGP, in such capacity, to such effect.

                  (c) No Material Adverse Effect. Since the date of this Agreement, there shall have been no event that has resulted or could reasonably be expected to result in a Material Adverse Effect on HEP, HCRC or HEPGP, as applicable; and Hallwood Energy shall have received a certificate signed on behalf of HEP by the general partner of HEP, on behalf of HCRC by the President of HCRC, in such capacity, and on behalf of HEPGP by the general partner of HEPGP, in such capacity, and to their knowledge, to such effect.

         8.3 Conditions To Obligations of HEP. The obligations of HEP to effect the HEP Merger and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived by HEP:

                  (a) Representations and Warranties of Hallwood Energy, HCRC, HCRC Acquisition Corp., HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP. The representations and warranties of Hallwood Energy, HCRC, HCRC Acquisition Corp., HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and HEP shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of each entity contained herein are so qualified) signed on behalf of each entity by the President or general partner of each entity, in such capacity, to such effect. For the purposes of this Section 8.3(a), the representations and warranties of the parties set forth in this Section will be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Material Adverse Effect on any such party.

                  (b) Performance of Covenants of Hallwood Energy , HCRC, HCRC Acquisition Corp., HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP. Hallwood Energy, HCRC, HCRC Acquisition Corp., HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP shall have performed in all material respects all covenants required to be performed by it under this Agreement at or prior to the Effective Time, and HEP shall have received a certificate signed on behalf of each entity by the President or general partner of each, in such capacity, and, to their knowledge, to such effect.

                  (c) No Material Adverse Effect. Since the date of this Agreement, there shall have been no event that has resulted or could reasonably be expected to result in a Material Adverse Effect on Hallwood Energy, HCRC or HEPGP; and HEP shall have received a certificate signed on behalf of Hallwood Energy by the President of Hallwood Energy, in such capacity, on behalf of HCRC by the President of HCRC, in such capacity, and on behalf of HEPGP by the general partner of HEPGP, in such capacity, and, to their knowledge, to such effect.

         8.4 Conditions To Obligations of HCRC. The obligations of HCRC to effect the HCRC Merger and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived by HCRC:

                  (a) Representations and Warranties of Hallwood Energy , HCRC Acquisition Corp., HEP, HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP. The representations and warranties of Hallwood Energy, HCRC Acquisition Corp., HEP, HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and HCRC shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of each entity contained herein are so qualified) signed on behalf of each entity by the President or general partner of each, in such capacity, to such effect. For the purposes of this Section 8.4(a), the representations and warranties of the parties set forth in this Section will be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Material Adverse Effect on any such party.

                  (b) Performance of Covenants of Hallwood Energy , HCRC Acquisition Corp., HEP, HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP. Hallwood Energy, HCRC Acquisition Corp., HEP, HEC Acquisition Partnership, HEC Acquisition Corp. and HEPGP shall have performed in all material respects all covenants required to be performed by it under this Agreement at or prior to the Effective Time, and HCRC shall have received a certificate signed on behalf of each entity by the President or general partner of each, in such capacity, and, to their knowledge, to such effect.

                  (c) No Material Adverse Effect. Since the date of this Agreement, there shall have been no event that has resulted or could reasonably be expected to result in a Material Adverse Effect on Hallwood Energy, HEP or HEPGP; and HCRC shall have received a certificate signed on behalf of Hallwood Energy by the President of Hallwood Energy, in such capacity, on behalf of HEP by the general partner of HEP, in such capacity, and on behalf of HEPGP by the general partner of HEPGP, in such capacity, and, to their knowledge, to such effect.

         8.5 Conditions To Obligations of HEPGP. The obligations of HEPGP to effect the Asset Contribution and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived by HEPGP.

                  (a) Representations and Warranties of Hallwood Energy, HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC and HCRC Acquisition
Corp. The representations and warranties of Hallwood Energy, HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC and HCRC Acquisition Corp. set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing

Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and HEPGP shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of each entity contained herein are so qualified) signed on behalf of each by the President or general partner of each entity, in such capacity, to such effect. For the purposes of this Section 8.5(a), the representations and warranties of the parties set forth in this Section will be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Material Adverse Effect on any such party.

                  (b) Performance of Covenants of Hallwood Energy, HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC and HCRC Acquisition Corp. Hallwood Energy, HEP, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC and HCRC Acquisition Corp. shall have performed in all material respects all covenants required to be performed by it under this Agreement at or prior to the Effective Time, and HEPGP shall have received a certificate signed on behalf of each entity by the President or general partner of each entity, in such capacity, and, to their knowledge to such effect.

                  (c) No Material Adverse Effect. Since the date of this Agreement, there shall have been no event that has resulted or could reasonably be expected to result in a Material Adverse Effect on Hallwood Energy, HEP or HCRC; and HEPGP shall have received a certificate signed on behalf of Hallwood Energy by the President of Hallwood Energy, in such capacity, on behalf of HEP, by the general partner of HEP, and on behalf of HCRC, by the President of HCRC, in such capacity and, to their knowledge, to such effect.

                                   ARTICLE IX

                                   Termination

         9.1 Termination by Mutual Consent. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, before or after the approval by holders of Units or HCRC Shares, by the mutual consent of Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC, HCRC Acquisition Corp., and HEPGP by action of their or their general partner's respective Boards of Directors.

         9.2 Termination by Either Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp, HEP, HCRC Acquisition Corp., HCRC or HEPGP. This Agreement may be terminated and the Transactions may be abandoned by action of the Board of Directors of Hallwood Energy, on behalf of Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp. or HCRC Acquisition Corp. or by HEP, HCRC or HEPGP if, (a) without fault of the terminating party, the Transactions shall not have been consummated by September 30, 1999, whether or not such date is before or after the approval by holders of Units or HCRC Shares; or (b) a United States federal or state court of competent jurisdiction or a United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement on substantially the terms contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.2(b) shall have used its reasonable best efforts to remove such restraint, injunction or prohibition.

         9.3 Termination by Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp. or HCRC Acquisition Corp.. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, before or after the approval by holders of Units or HCRC Shares, by action of the Board of Directors of Hallwood Energy on behalf of Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp. and HCRC Acquisition Corp., if:
(a) HEP, HCRC or HEPGP shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by HEP, HCRC or HEPGP at or prior to such date of termination; or (b) the Board of Directors of Hallwood G.P. or HCRC or the Independent Directors of either, shall have withdrawn or modified in a manner adverse to Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp. or HCRC Acquisition Corp. its approval or recommendation of this Agreement or the Mergers or the Board of Directors of Hallwood G.P. or HCRC or the Independent
Directors  of  either,   upon  request  by  Hallwood  Energy,   HEC  Acquisition
Partnership,

HEC Acquisition Corp., or HCRC Acquisition Corp., shall fail to reaffirm such approval or recommendation, or shall have resolved to do any of the foregoing.

         9.4 Termination by HEP, HCRC or HEPGP. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, before or after the approval by holders of Units or HCRC Shares by action of the Board of Directors of Hallwood Energy, Hallwood G.P. or HCRC or by HEPGP, if any Constituent Entity (other than the party terminating this Agreement) shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by such Constituent Entity at or prior to such date of termination; provided, however, that such Constituent Entity, upon receipt of written notice of such failure from the party seeking to terminate this Agreement shall have ten (10) business days from the receipt of such notice to cure such failure.

         9.5 Termination by HEP or HCRC. This Agreement may be terminated by HEP or HCRC upon ten business days' prior notice to the other Constituent Entities, if as a result of a Takeover Proposal with respect to HEP or HCRC that the Board of Directors of the terminating party has determined to be a Superior Takeover Proposal, and the Board of Directors of the terminating party determines in good faith (after consultation with and based on the advice of its outside counsel) that the acceptance of such Superior Takeover Proposal could reasonably be required by the fiduciary obligations of such directors under applicable law; provided, however, that prior to any such termination, the terminating party shall advise the other Constituent Entities in writing of the determination of the Board of Directors of the terminating party that the Board of Directors of the terminating party has determined that such Takeover Proposal is a Superior Takeover Proposal, which notice will include a summary of such Takeover Proposal. During such ten business day period, the other Constituent Entities may propose to the terminating party an alternative transaction, and the terminating party shall, and shall cause its respective financial and legal advisors to, negotiate with the other Constituent Entities in good faith with respect to such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal would not constitute a Superior Takeover Proposal and thereby enable the terminating party to proceed with the transactions contemplated herein. "Takeover Proposal" shall mean (a) any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the terminating party, (b) any proposal or offer to acquire from the terminating party in any manner, directly or indirectly, any equity or voting securities of the terminating party in excess of 15% of the equity voting securities of the terminating parties thereof or a material amount of the assets of the terminating party, taken as a whole, or (c) any proposal or offer to acquire from the stockholders of the terminating party by tender offer, exchange offer or otherwise more than 15% of the outstanding common stock of the terminating party. "Superior Takeover Proposal" means any bona fide Takeover Proposal to acquire, directly or indirectly, for consideration consisting of cash, securities or a combination thereof, all of the common stock of the terminating party then outstanding or all or substantially all of the assets of the terminating party on terms that the Board of Directors of the terminating party determines in its good faith reasonable judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the terminating party's stockholders or unitholders than the Transactions.

         9.6      Effect of Termination and Abandonment.
                  -------------------------------------

                  (a) In the event of termination of this Agreement and abandonment of the Transactions pursuant to this Sections 9.1, 9.2, 9.3 or 9.4, no party hereto (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from any liability or damages for any breach of this Agreement.

                  (b) In the event of termination of this Agreement or abandonment of the transactions pursuant to Section 9.5, the party terminating or abandoning this Agreement pursuant to Section 9.5 shall be liable to each of the other Constituent Entities for all costs and expenses, including, without limitation, attorney's fees and expenses, of the other Constituent Entities incurred in connection with the preparation and negotiation of this Agreement and the contemplated consummation of the Transactions.

         9.7 Extension of Time. At any time prior to the Effective Time, a party to the Agreement may, to the extent legally allowed, extend the time of performance of any obligations or other acts of another party. Any agreement on the part of a party hereto to any such extension shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension shall not operate as a waiver of any obligation or action.

                                    ARTICLE X

                            Miscellaneous and General

         10.1 Payment of Expenses. If the Transactions are not consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement. If the Transactions are consummated, Hallwood Energy shall pay the expenses of all parties incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions.

         10.2 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations and warranties in this Agreement will survive the Effective Time. This Section 10.2 will not limit any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time.

         10.3 Modification or Amendment. Subject to the applicable provisions of DRULPA and the DGCL at any time prior to The Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties; provided, however, that after any approval of the transactions contemplated by this Agreement by the unitholders of HEP or the shareholders of HCRC, there may not be, without further approval of the affected unitholders or shareholders, any amendment which reduces the amount or changes the form of the applicable Merger Consideration to be delivered to such unitholders or shareholders other than as contemplated by this Agreement.

         10.4 Waiver of Conditions. The conditions to each of the parties obligations to consummate the Transactions are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. Any agreement on the part of a party hereto to any such extension shall be valid only if set forth in a written instrument signed on behalf of such party, but such waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         10.5 Actions by Directors. No action taken by the Board of Directors of Hallwood G.P. or HCRC, prior to the Mergers with respect to Sections 9.3 and 9.4, shall be effective unless such action is approved by the affirmative vote of at least a majority of the directors of Hallwood G.P. or HCRC, as applicable, who are not directors or officers of Hallwood Group (the "Independent Directors").

         10.6 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         10.7     GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.
                  ---------------------------------------------

                  (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined in such a state or Federal court. The parties hereby consent to and grant any such court jurisdiction over The person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.8 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND
DIFFICULT  ISSUES,   AND  THEREFORE  EACH  SUCH  PARTY  HEREBY  IRREVOCABLY  AND
UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.7.

         10.8 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid:

         if to Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp. or HCRC Acquisition Corp.:

         The Hallwood Group Incorporated
         3710 Rawlins
         Suite 1500
         Dallas, Texas 75219
         Attention: Melvin J. Melle

         with a copy to:

         Jenkens & Gilchrist, A Professional Corporation
         1445 Ross Avenue, Suite 3200
         Dallas, Texas 75202-2799
         Attention:  W. Alan Kailer, Esq.

         if to HEP or HCRC:

         Hallwood Energy Partners, L.P.
         4582 South Ulster Street Parkway
         Suite 1700
         Denver, Colorado  80237
         Attention: Cathleen M. Osborn, Esq.

         with a copy to:

         Jenkens & Gilchrist, A Professional Corporation
         1445 Ross Avenue, Suite 3200
         Dallas, Texas 75202-2799
         Attention:  W. Alan Kailer, Esq.

         if to the HEP Special Committee:

         Hallwood Energy Partners, L.P.
         4582 South Ulster Street Parkway, Suite 1700
         Denver, Colorado  80237
         Attention: Cathleen M. Osborn, Esq.

         with a copy to:

         Donohoe Jameson & Carroll, P.C.
         3400 Renaissance Tower
         1201 Elm Street
         Dallas, TX 75270-2120
         Attention: Warren M.S. Ernst, Esq.

         if to the HCRC Special Committee:

         Hallwood Energy Partners, L.P.
         4582 South Ulster Street Parkway, Suite 1700
         Denver, Colorado  80237
         Attention: Cathleen M. Osborn, Esq.

         with a copy to:

         Vinson & Elkins L.L.P.
         3700 Trammell Crow Center
         2001 Ross Avenue
         Dallas, Texas  75201
         Attention: Jay Hebert, Esq.

or to such other persons or addresses as may be designated in writing by the party to receive such notice.

         10.9 Entire Agreement. This Agreement (including any annexes, exhibits or schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         10.10 Obligations of Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HCRC Acquisition Corp. or HEP, HCRC and HEPGP. Whenever this Agreement requires HEC Acquisition Partnership or HCRC Acquisition Corp. or,
after the Effective Time, the Surviving Partnership or the Surviving Corporation, to take any action, such requirement shall be deemed to include an undertaking on the part of Hallwood Energy to cause the Surviving Partnership or the Surviving Corporation, as applicable, to take such action, including providing the requisite funds to purchase Units or shares of HCRC Shares or make any other payment obligation. Whenever this Agreement requires a Subsidiary of HEP, HCRC or HEPGP to take any action, such requirement shall be deemed to include an undertaking on the part of Hallwood G.P. on behalf of HEP and HEPGP and of HCRC on behalf of HCRC to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Partnership or the Surviving Corporation, as applicable, to cause such Subsidiary to take such action.

         10.11 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         10.12 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Annex or Schedule, such reference shall be to a Section of or Annex or Schedule to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         10.13 Assignment. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Hallwood Energy may designate, by written notice to HEP, HCRC and/or HEPGP, another wholly-owned direct or indirect Subsidiary to be a Constituent Entity in lieu of HEC Acquisition Partnership or HCRC Acquisition Corp., in the event of which, all references herein to HEC Acquisition Partnership or HCRC Acquisition Corp. shall be deemed references to such other Subsidiary, where applicable, except that all representations and warranties made herein with respect to HEC Acquisition Partnership or HCRC Acquisition Corp. as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation.

         10.14 Definition of "Subsidiary" and "Person". When a reference is made in this Agreement to a Subsidiary of a party, the word "Subsidiary" means any corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. When a reference is made in this Agreement to a person, the word "person" means and includes any natural person, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or political subdivision, regulatory body or other entity.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                 Hallwood Energy Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEC Acquisition Partnership

                                 By:      HEC Acquisition Corp., general partner


                                          By:/s/ William L.  Guzzetti
                                             -----------------------------------
                                             William L. Guzzetti, President

                                 HEC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Energy Partners, L.P.

                                 By:      HEPGP Ltd., general partner

                                 By:      Hallwood G.P., Inc., general partner


                                          By: /s/ William L.  Guzzetti
                                              ----------------------------------
                                              William L. Guzzetti, President


                                 HCRC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Consolidated Resources Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEPGP Ltd.

                                 By:  Hallwood G.P., Inc., general partner


                                      By:/s/ William L.  Guzzetti
                                         ---------------------------------------
                                         William L. Guzzetti, President

                                                                       Exhibit 2

                               FIRST AMENDMENT TO
                                MERGER AND ASSET
                             CONTRIBUTION AGREEMENT


                      ------------------------------------


         THIS AMENDMENT (the "Amendment") to that certain Merger and Asset Contribution Agreement (the "Merger Agreement"), dated as of December 15, 1998, by and among Hallwood Energy Corporation, a Delaware corporation ("Hallwood Energy"); HEC Acquisition Partnership, L.P., a Delaware limited partnership ("HEC Acquisition Partnership"); HEC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HEC Acquisition Corp.") in its capacity as general partner of HEC Acquisition Partnership; Hallwood Energy Partners, L.P., a Delaware limited partnership ("HEP"); HCRC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HCRC Acquisition Corp."); Hallwood Consolidated Resources Corporation, a Delaware corporation ("HCRC"); and HEPGP Ltd., a Colorado limited partnership ("HEPGP"). Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC , HCRC Acquisition Corp. and HEPGP are referred to collectively as the "Constituent Entities."

         WHEREAS, the Constituent Entities desire to amend (the "Amendment") the Merger Agreement in accordance with Section 10.3 of the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined have the meanings given in the Merger Agreement.

         2. The Constituent Parties acknowledge that the Certificate of Designations of the Series A Cumulative Preferred Stock of Hallwood Energy has been revised to provide that the Series A Preferred Stock shall not be redeemable prior to December 31, 2003, and the Constituent Parties hereby consent to such revision pursuant to Section 7.1(i) of the Merger Agreement.

         3. The eleventh recital of the Merger Agreement is hereby amended to delete the reference to HEPGP Acquisition Corp. and to read as follows:

                  "WHEREAS, upon the terms and subject to the conditions of this Agreement, HEPGP will contribute certain oil and gas related assets (the "Asset Contribution" and, with the Mergers, sometimes referred to herein as the "Transactions") to Hallwood Energy;"

         4. Section 1.1(c) of the Merger Agreement is hereby amended to delete the reference to HEPGP Acquisition Corp. and to read as follows:

                  "(c) Asset Contribution. Subject to the terms and conditions of this Agreement, immediately prior to the Effective Time, HEPGP shall contribute those certain oil and gas related assets and assign those certain liabilities set forth on Schedule 1.1(c) attached hereto (the "Contributed Assets") to Hallwood Energy."

         5. Section 3.3 of the Merger Agreement is hereby amended to read as follows:

                           "3.3 HEP  Options.  All  options  outstanding  at the
                  Effective Time to purchase Common Units shall be canceled and the holder of each option shall receive in consideration an amount in cash equal to the product of (i) the difference between the exercise price per Common Unit of the option to purchase Common Units held by the holder and the average closing price of a Common Unit on the American Stock Exchange ("AMEX") for the 30 calendar days preceding the date of the Closing; and (ii) the total number of Common Units subject to the option held by the holder. All options outstanding at the Effective Time to purchase Class C Units shall be canceled and the holder of each option shall receive in consideration an amount in cash equal to the product of (x) the difference between the exercise price per Class C Unit of the option to purchase Class C Units held by the holder and the average closing price of a Class C Unit on AMEX for the 30 calendar days preceding the date of the Closing; and (y) the total numbers of Class C Units subject to the Option held by the holder."

         6. Section 4.3 of the Merger Agreement is hereby amended as follows:

                           "4.3 HCRC  Options  and  Warrants.  All  options  and
                  warrants outstanding at the Effective Time to purchase HCRC Common Stock shall be canceled and the holder of each option shall receive in consideration an amount in cash equal to the product of (i) the difference between the exercise per share of HCRC Common Stock price of the option to purchase HCRC Common Stock held by the holder and the average closing price of a share of HCRC Common Stock on The Nasdaq National Market for the 30 calendar days preceding the date of the Closing; and (ii) the total number of shares of HCRC Common Stock subject to the Option held by the holder.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first written above.


                                 Hallwood Energy Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEC Acquisition Partnership

                                 By:      HEC Acquisition Corp., general partner


                                          By:/s/ William L.  Guzzetti
                                             -----------------------------------
                                             William L. Guzzetti, President

                                 HEC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Energy Partners, L.P.

                                 By:      HEPGP Ltd., general partner

                                 By:      Hallwood G.P., Inc., general partner


                                          By: /s/ William L.  Guzzetti
                                              ----------------------------------
                                              William L. Guzzetti, President


                                 HCRC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Consolidated Resources Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEPGP Ltd.

                                 By:  Hallwood G.P., Inc., general partner


                                      By:/s/ William L.  Guzzetti
                                         ---------------------------------------
                                         William L. Guzzetti, President

                                                                       Exhibit 3

                               SECOND AMENDMENT TO
                                MERGER AND ASSET
                             CONTRIBUTION AGREEMENT


                      ------------------------------------


         THIS SECOND AMENDMENT (the "Second Amendment"), dated April 29, 1999 to that certain Merger and Asset Contribution Agreement (the "Merger Agreement"), dated as of December 15, 1998, as amended by that certain First Amendment to Merger and Asset Contribution Agreement, dated as of March 9, 1999, by and among Hallwood Energy Corporation, a Delaware corporation ("Hallwood Energy"); HEC Acquisition Partnership, L.P., a Delaware limited partnership ("HEC Acquisition Partnership"); HEC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HEC Acquisition Corp.") in its capacity as general partner of HEC Acquisition Partnership; Hallwood Energy Partners, L.P., a Delaware limited partnership ("HEP"); HCRC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hallwood Energy ("HCRC Acquisition Corp."); Hallwood Consolidated Resources Corporation, a Delaware corporation ("HCRC"); and HEPGP Ltd., a Colorado limited partnership ("HEPGP"). Hallwood Energy, HEC Acquisition Partnership, HEC Acquisition Corp., HEP, HCRC , HCRC Acquisition Corp. and HEPGP are referred to collectively as the "Constituent Entities."

         WHEREAS,   the  Constituent  Entities  desire  to  amend  (the  "Second
Amendment") the Merger Agreement in accordance with Section 10.3 of the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties hereby agree as follows:

         1. Capitalized terms used in this Second Amendment and not otherwise defined have the meanings given in the Merger Agreement.

         2.  A new Section 8.1(i) is hereby added in its entirety as follows:

                  "(i) On or before the Effective Time (1) that certain Financial Consulting Agreement, dated as of December 31, 1996 between Hallwood Petroleum, Inc. and The Hallwood Group Incorporated shall be terminated; (2) the payment of the quarterly administrative fee to The Hallwood Group Incorporated shall be terminated; and (3) the reimbursement of administrative expenses to HSC Financial, Inc. shall be terminated."

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first written above.

                                 Hallwood Energy Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEC Acquisition Partnership

                                 By:      HEC Acquisition Corp., general partner


                                          By:/s/ William L.  Guzzetti
                                             -----------------------------------
                                             William L. Guzzetti, President

                                 HEC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Energy Partners, L.P.

                                 By:      HEPGP Ltd., general partner

                                 By:      Hallwood G.P., Inc., general partner


                                          By: /s/ William L.  Guzzetti
                                              ----------------------------------
                                              William L. Guzzetti, President


                                 HCRC Acquisition Corp.


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 Hallwood Consolidated Resources Corporation


                                 By:/s/ William L.  Guzzetti
                                    --------------------------------------------
                                    William L. Guzzetti, President


                                 HEPGP Ltd.

                                 By:  Hallwood G.P., Inc., general partner


                                      By:/s/ William L.  Guzzetti
                                         ---------------------------------------
                                         William L. Guzzetti, President

                                                                       Exhibit 4

Company Press Release

Hallwood Energy Corporation Announces Completion of Consolidation

DENVER--(BUSINESS  WIRE)--June 8,  1999--Hallwood  Energy  Corporation  (NASDAQ:
HECO; HECOP) announced today that it has completed its previously announced consolidation, pursuant to which Hallwood Energy Partners, L.P. and Hallwood Consolidated Resources Corporation have been consolidated and the energy interests of The Hallwood Group Incorporated (NYSE: HWG news) have been acquired. The common and preferred shares of Hallwood Energy Corporation will begin trading regular way on NASDAQ on Wednesday, June 9, 1999. Information regarding the delivery of certificates representing the newly issued shares will be sent to all registered shareholders within 14 days.

The consolidation creates an exploration and production company with estimated pro forma 1998 year-end reserves of approximately 213 billion cubic feet of natural gas equivalent (bcfe). Combined pro forma production for the first quarter of 1999 is estimated to be approximately 8.0 bcfe, 75% of which is natural gas. After completing the transaction, Hallwood Energy Corporation has, at December 31, 1998, on a pro forma basis, total assets of approximately $205,000,000, subject to total debt of approximately $98,000,000. The transaction will be accounted for using the purchase method.

As a result of the consolidation, Hallwood Energy Corporation will be larger than Hallwood Energy Partners or Hallwood Consolidated Resources Corporation and will have a greater number of stockholders and greater equity capitalization. The consolidation will also simplify the structure of the entity and reduce ongoing expenses.

Anthony J. Gumbiner will be Chairman and Chief Executive Officer and William L. Guzzetti will be President and Chief Operating Officer of Hallwood Energy Corporation.

Hallwood Energy Corporation's principal objectives are to explore for, develop, acquire and produce oil and gas properties. Hallwood Energy Corporation is based in Denver, Colorado with properties primarily located in South Louisiana, the San Juan Basin in New Mexico and Colorado, West Texas and the Rocky Mountain Region.

This press release may contain projections and other forward-looking statements within the meaning of federal securities laws. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's periodic reports filed with the Securities and Exchange Commission. Such factors include, among others, risks inherent in exploration activities generally, and uncertainties regarding future oil and gas prices and the availability of capital.